UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06698

Deutsche DWS Equity 500 Index Portfolio

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2020

Annual Report

to Shareholders

DWS Equity 500 Index Fund

Contents

DWS Equity 500 Index Fund
3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
27	Information About Your Fund’s Expenses
28	Tax Information

Deutsche DWS Equity 500 Index Portfolio
30	Investment Portfolio
47	Statement of Assets and Liabilities
48	Statement of Operations
49	Statements of Changes in Net Assets
50	Financial Highlights
51	Notes to Financial Statements
59	Report of Independent Registered Public Accounting Firm
61	Advisory Agreement Board Considerations and Fee Evaluation
66	Board Members and Officers
71	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Various factors, including costs, cash flows and security selection, may cause the Fund’s performance to differ from that of the index. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

This Fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor’s®, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Equity 500 Index Fund

Letter to Shareholders

Dear Shareholder:

The outlook for economic recovery remains positive overall, buoyed by progress in the approval and distribution of coronavirus vaccines and a resolution of the 2020 elections. We still, however, have a long road ahead.

Restrictive measures are likely to remain in place, at least to some degree, until broad vaccine distribution is achieved. This suggests that full recovery might take some time. This view appears to be shared by the U.S. Federal Reserve (Fed). Despite more optimism on growth and employment, inflation is expected to remain below the 2% target. Only by 2023 are inflation and unemployment forecasts at levels that would reflect what the Fed would currently see as a full recovery.

The coming months should bring clarity regarding the Biden administration’s domestic and foreign policies. The first priority is likely to be another tranche of COVID-related fiscal support. In the first quarter, we anticipate passage of a bill built around further stimulus checks, funds for state and local governments, and enhancements to unemployment benefits, among other provisions.

Recovery suggests that long-term interest rates climb, at least modestly, and S&P earnings per share (EPS) could return to its prior peak in the second quarter of this year. That is a reasonable and constructive outlook, but it provides little help in forecasting equity returns for 2021. Fair or sustainable price-to-earnings ratios (PEs) on mid-cycle earnings remains uncertain.

As we move forward, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Equity 500 Index Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Strategy and Process

The Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500® Composite Stock Price Index (S&P 500® Index).

DWS Equity 500 Index Fund returned 18.05% in 2020, which compared with a return of 18.40% for the Standard and Poor’s 500 Index (S&P 500). Since the Fund’s investment strategy is to replicate the performance of the S&P 500, its return is normally close to that of the index. The difference in performance is typically driven by transaction costs and Fund expenses.

The Fund periodically invested in equity index futures in order to keep the portfolio’s exposures in line with those of the index. This strategy had a neutral impact on performance.

Market Overview

Although the S&P 500 Index finished 2020 with a positive return, the investment backdrop was in fact quite unsteady for much of the year. From the beginning of the reporting period through mid-February 2020, stocks moved gradually higher thanks to the combination of solid economic growth, supportive U.S. Federal Reserve (Fed) policy, and signs the United States and China were moving closer to a resolution to their trade dispute. These favorable conditions changed suddenly in mid-February once it became evident that COVID-19 was spreading across the globe. As governments took steps to counter the virus by shutting down broad segments of their economies, equities suffered a large, rapid downturn.

4	|	DWS Equity 500 Index Fund

The Fed responded to this development by cutting short-term interest rates to zero and initiating a number of programs intended to prop up the economy and arrest the decline in the financial markets. The government also provided fiscal support in the form of a $2 trillion-plus stimulus bill passed by the U.S. Congress. These measures, together with the gradual re-opening of the economy through the summer, contributed to a rally which lasted until the end of August and allowed the index to recapture much of its prior loss.

The positive environment gave way to a more cautious tone in September and October, as rising coronavirus cases sparked concerns about a “second wave.” In addition, the possibility of an uncertain result in the U.S. election began to weigh on sentiment. However, both of these issues moved into the background in November as the election passed and multiple coronavirus vaccines were approved for immediate use. These developments helped the index stage a strong rally in the final two months of the year to close near an all-time high.

Tesla Moves into the Index

Tesla, Inc. was added to the S&P 500 Index on December 21, 2020. The market capitalization of the electric car and battery producer stood at over $650 billion on that date, making it the largest company ever to join the S&P 500. It entered the index as the sixth-largest holding with a weighting of approximately 1.7%. Tesla’s inclusion led to a modest increase in the valuation and historic volatility profile of the index, while slightly lowering its dividend.

Growth Stocks Lead the Way

Continuing a multi-year trend, the growth style outperformed value by a wide margin. For the majority of the year, investors responded to the economic uncertainty by gravitating to companies seen as having the most reliable earnings. This largely worked to the benefit of a narrow group of mega-cap technology- and consumer-related stocks, such as Apple, Inc., Alphabet, Inc. (parent of Google), Amazon.com, Inc., Netflix Corp., and Microsoft Corp. The value style strongly outperformed in November and December, however. Following the announcement that a vaccine for COVID-19 would soon be available, leadership broadened to encompass economically sensitive market segments that had failed to keep pace in the previous seven months. In total, this group accounted for over half of the 18.40% gain for the S&P 500 Index.

DWS Equity 500 Index Fund	|	5

Information Technology was the Market’s Top Sector in 2020, but Defensives Lagged

Consistent with the broader outperformance for the growth style, the technology sector registered a gain that was nearly two and a half times that of the index. In addition to being aided by the robust returns for Apple and Microsoft, the category was boosted by gains for semiconductor stocks, including NVIDIA Corp. Qualcomm, Inc. and Advanced Micro Devices, Inc. Financial technology (or “fintech”) stocks such as PayPal Holdings, Inc., Visa Corp., and Mastercard, Inc., were notable outperformers, as well.

“For the majority of the year, investors responded to the economic uncertainty by gravitating to companies seen as having the most reliable earnings.”

The consumer discretionary sector also performed very well, despite the hit to personal spending caused by the coronavirus. The leading contributors were companies that benefited as consumers re-directed expenditures from travel and other areas hampered by lockdowns toward online retail (Amazon.com), home improvement (Home Depot, Inc. and Lowe’s Companies, Inc.), and apparel (Nike, Inc.). Many restaurant stocks, after plunging in the initial phase of virus-containment efforts, rebounded once they adjusted their business models to reflect the new economic conditions.

Communication services was the third-best sector, largely as a result of Alphabet, Facebook, Inc., and Netflix. In addition, a number of stocks in the category surged as investors spent more on entertainment in the “stay-at-home” world. On the other hand, companies whose businesses were dependent on ad revenues and live events generally underperformed.

Materials was the only other sector to finish with a market-beating return, but the effect on the index was limited to the sector’s small weighting of less than 3%.

Health care, while underperforming on a relative basis, nonetheless generated a double-digit gain. The top performers were typically companies that benefited from rising sales for treatments or products related to COVID-19, such as Thermo Fisher Scientific, Inc. On the other end of the spectrum, the sector’s mega-cap pharmaceutical and

6	|	DWS Equity 500 Index Fund

biotechnology stocks generally lagged. Consumer staples also delivered a gain. Consistent with trends in the market as a whole, there was a wide dispersion in return between businesses that capitalized on the changing economy (Costco Wholesale Corp., Wal-Mart, Inc.) versus those that were hurt by it (Tyson Foods, Inc. and the food-distribution company Sysco Corp.).

The financial sector was a notable underperformer. Although the sector recovered nicely in November and December, it closed 2020 in the red due to its earlier weakness. Financial stocks were hurt by the combination of slowing growth and declining net interest margins (the difference between the rates at which they borrow and lend.) These trends led to negative returns for larger index constituents such as Wells Fargo & Co. and Bank of America Corp., as well as mid-sized regional banks. On the other hand, a number of brokers, asset managers, and insurance companies performed well and helped offset the weaker returns for banks.

Defensive sectors trailed the broader market in 2020, as the rotation to large growers came at the expense of sectors such as real estate and utilities. Both finished with narrow losses.

Energy was the weakest performer by a sizable margin. The category posted a loss of more than 30% due to weakness in oil prices for much of the year, along with concerns that domestic production may have peaked. With that said, an impressive rally in November and December helped the sector finish well above its earlier lows. All 28 energy stocks in the S&P 500 Index lost ground, with 26 posting declines in the double digits. The overall impact of the sector’s downturn was relatively limited, however, as it has fallen to an index weighting of less than 3%.

Subadvisor

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the Fund.

DWS Equity 500 Index Fund	|	7

Portfolio Manager

Brent Reeder. Senior Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the Fund. Began managing the Fund in 2007.

–	Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

8	|	DWS Equity 500 Index Fund

Performance Summary	December 31, 2020 (Unaudited)

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 12/31/20
No Sales Charges		18.05%	15.19%
S&P 500® Index†		18.40%	15.28%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
No Sales Charges	17.99%	14.94%	13.58%
S&P 500® Index†	18.40%	15.22%	13.88%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
No Sales Charges	18.05%	15.00%	13.64%
S&P 500® Index†	18.40%	15.22%	13.88%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.24%, 0.39% and 0.27% for Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Equity 500 Index Fund	|	9

Growth of an Assumed $1,000,000 Investment

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Performance of other share classes will vary based on the fee structure of those classes.

*	Class R6 shares commenced operations on March 31, 2017.

†

Standard & Poor’s 500® Index (S&P 500®) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class R6	Class S	Institutional Class

Net Asset Value
12/31/20	$192.26	$188.17	$192.30
12/31/19	$198.17	$194.65	$198.20

Distribution Information as of 12/31/20
Income Dividends, Twelve Months	$3.20	$3.05	$3.20
Capital Gain Distributions, Twelve Months	$35.86	$35.86	$35.86

10	|	DWS Equity 500 Index Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	98%	98%
Cash Equivalents	2%	2%
Government & Agency Obligations	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/20	12/31/19
Information Technology	28%	23%
Health Care	13%	14%
Consumer Discretionary	13%	10%
Communication Services	11%	11%
Financials	10%	13%
Industrials	8%	9%
Consumer Staples	7%	7%
Utilities	3%	3%
Materials	3%	3%
Real Estate	2%	3%
Energy	2%	4%
	100%	100%

DWS Equity 500 Index Fund	|	11

Ten Largest Equity Holdings at December 31, 2020 (28.1% of Net Assets)
1	Apple, Inc.	6.6%
	Designs, manufactures and markets personal computers and related computing and mobile communication devices
2	Microsoft Corp.	5.2%
	Develops, manufactures, licenses, sells and supports software products
3	Amazon.com, Inc.	4.3%
	Online retailer offering wide range of products
4	Alphabet, Inc.	3.2%
	Provides Web-based search, maps, hardware products and various software applications
5	Facebook, Inc.	2.0%
	Operator of social networking Web site
6	Tesla, Inc.	1.7%
	Designs, manufactures and sells high-perfomance electric vehicles and electric vehicle powertrain components
7	Berkshire Hathaway, Inc.	1.4%
	Holding company of insurance business and a variety of other businesses
8	Johnson & Johnson	1.3%
	Provider of health care products
9	JPMorgan Chase & Co.	1.2%
	Provider of global financial services
10	Visa, Inc.	1.2%
	Operator of a retail electronic payments network and manages global financial services

Portfolio holdings and characteristics are subject to change.

DWS Equity 500 Index Fund (the “Fund”) is a feeder fund that invests substantially all of its assets in a “master portfolio,” the Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio’s net assets. The Asset Allocation, Sector Diversification and Ten Largest Equity Holdings at December 31, 2020 are based on the holdings of Deutsche DWS Equity 500 Index Portfolio.

For more complete details about the Portfolio’s investment portfolio, see page 30. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

12	|	DWS Equity 500 Index Fund

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in Deutsche DWS Equity 500 Index Portfolio, at value	$611,367,501
Receivable for Fund shares sold	128,109
Other assets	20,106
Total assets	611,515,716

Liabilities
Payable for Fund shares redeemed	243,610
Accrued Trustees’ fees	1,476
Other accrued expenses and payables	203,247
Total liabilities	448,333
Net assets, at value	$611,067,383

Net Assets Consist of
Distributable earnings (loss)	497,110,428
Paid-in capital	113,956,955
Net assets, at value	$611,067,383

Net Asset Value
Class R6

Net Asset Value, offering and redemption price per share $7,182,388 ÷ 37,357 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$192.26
Class S

Net Asset Value, offering and redemption price per share $325,109,631 ÷ 1,727,737 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$188.17
Institutional Class

Net Asset Value, offering and redemption price per share $278,775,364 ÷ 1,449,701 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$192.30

The accompanying notes are an integral part of the financial statements.

DWS Equity 500 Index Fund	|	13

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income and expenses allocated from Deutsche DWS Equity 500 Index Portfolio:

Dividends (net of foreign taxes withheld of $52,929)	$10,571,600
Interest	6,286
Income distributions — DWS Central Cash Management Government Fund	26,065
Securities lending income, net of borrower rebates	7,244
Expenses	(549,670)
Net investment income allocated from Deutsche DWS Equity 500 Index Portfolio	10,061,525
Expenses:

Administration fee	556,837
Services to shareholders	567,317
Professional fees	54,949
Reports to shareholders	61,549
Registration fees	61,714
Trustees’ fees and expenses	3,796
Other	8,610
Total expenses before expense reductions	1,314,772
Expense reductions	(568,482)
Total expenses after expense reductions	746,290
Net investment income (loss)	9,315,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Deutsche DWS Equity 500 Index Portfolio:

Investments	52,751,907
Futures	1,763,407
54,515,314
Change in net unrealized appreciation (depreciation) allocated from Deutsche DWS Equity 500 Index Portfolio:

Investments	31,220,531
Futures	51,869
31,272,400
Net gain (loss)	85,787,714
Net increase (decrease) in net assets resulting from operations	$95,102,949

The accompanying notes are an integral part of the financial statements.

14	|	DWS Equity 500 Index Fund

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$9,315,235	$10,878,532
Net realized gain (loss)	54,515,314	44,662,118
Change in net unrealized appreciation (depreciation)	31,272,400	108,452,998
Net increase (decrease) in net assets resulting from operations	95,102,949	163,993,648
Distributions to shareholders:

Class R6	(1,247,845)	(699,659)
Class S	(59,674,017)	(44,938,584)
Institutional Shares	(49,870,833)	(36,377,875)
Total distributions	(110,792,695)	(82,016,118)
Fund share transactions:

Proceeds from shares sold	108,706,287	118,087,936
Reinvestment of distributions	105,844,743	76,120,535
Payments for shares redeemed	(215,549,274)	(199,150,345)
Net increase (decrease) in net assets from Fund share transactions	(998,244)	(4,941,874)
Increase (decrease) in net assets	(16,687,990)	77,035,656
Net assets at beginning of period	627,755,373	550,719,717

Net assets at end of period	$611,067,383	$627,755,373

The accompanying notes are an integral part of the financial statements.

DWS Equity 500 Index Fund	|	15

Financial Highlights

DWS Equity 500 Index Fund — Class R6

	Years Ended December 31,			Period Ended
	2020	2019	2018	12/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$198.17	$172.91	$220.83	$221.70
Income (loss) from investment operations:

Net investment income[b]	3.17	3.55	4.09	3.10
Net realized and unrealized gain (loss)	29.98	49.27	(12.67)[e]	28.65
Total from investment operations	33.15	52.82	(8.58)	31.75
Less distributions from:

Net investment income	(3.20)	(3.44)	(3.78)	(3.08)
Net realized gains	(35.86)	(24.12)	(35.56)	(29.54)
Total distributions	(39.06)	(27.56)	(39.34)	(32.62)
Net asset value, end of period	$192.26	$198.17	$172.91	$220.83
Total Return (%)	18.05 [c]	31.21 [c]	(4.23)[e]	14.62	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	4	.01
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.23	.24	.23	.43	*
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.20	.23	.23	.24	*
Ratio of net investment income (%)	1.64	1.80	1.82	1.80	*
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	4	3	3	6	[d]

[a]	For the period from March 31, 2017 (commencement of operations) to December 31, 2017.

[b]	Based on average shares outstanding during period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Deutsche DWS Equity 500 Index Portfolio’s turnover rate for the year ended December 31, 2017.

[e]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.62 per share. Excluding this reimbursement, total return would have been .30% lower.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

16	|	DWS Equity 500 Index Fund

DWS Equity 500 Index Fund — Class S

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$194.65	$170.17	$217.91	$207.59	$207.73
Income (loss) from investment operations:

Net investment income[a]	3.03	3.40	3.80	3.90	4.10
Net realized and unrealized gain (loss)	29.40	48.47	(12.38)[c]	39.77	19.82
Total from investment operations	32.43	51.87	(8.58)	43.67	23.92
Less distributions from:

Net investment income	(3.05)	(3.27)	(3.60)	(3.81)	(4.06)
Net realized gains	(35.86)	(24.12)	(35.56)	(29.54)	(20.00)
Total distributions	(38.91)	(27.39)	(39.16)	(33.35)	(24.06)
Net asset value, end of period	$188.17	$194.65	$170.17	$217.91	$207.59
Total Return (%)[b]	17.99	31.14	(4.27)[c]	21.42	11.55

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	325	331	329	409	416
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.36	.39	.34	.37	.36
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.25	.28	.29	.29	.30
Ratio of net investment income (%)	1.61	1.75	1.71	1.75	1.94
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	4	3	3	6	3

[a]	Based on average shares outstanding during period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.62 per share. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

DWS Equity 500 Index Fund	|	17

DWS Equity 500 Index Fund — Institutional Class

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$198.20	$172.92	$220.85	$210.06	$209.98
Income (loss) from investment operations:

Net investment income[a]	3.19	3.56	3.94	4.06	4.26
Net realized and unrealized gain (loss)	29.97	49.27	(12.55)[c]	40.24	20.03
Total from investment operations	33.16	52.83	(8.61)	44.30	24.29
Less distributions from:

Net investment income	(3.20)	(3.43)	(3.76)	(3.97)	(4.21)
Net realized gains	(35.86)	(24.12)	(35.56)	(29.54)	(20.00)
Total distributions	(39.06)	(27.55)	(39.32)	(33.51)	(24.21)
Net asset value, end of period	$192.30	$198.20	$172.92	$220.85	$210.06
Total Return (%)[b]	18.05	31.21	(4.23)[c]	21.48	11.60

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	279	291	217	335	374
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.29	.27	.33	.30	.28
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.20	.23	.24	.24	.25
Ratio of net investment income (%)	1.66	1.80	1.75	1.80	1.99
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	4	3	3	6	3

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.62 per share. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

18	|	DWS Equity 500 Index Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Equity 500 Index Fund (the “Fund”) is a diversified series of Deutsche DWS Institutional Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”), a diversified, open-end management investment company registered under the 1940 Act and organized as a New York trust advised by DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2020, the Fund owned approximately 35% of the Portfolio.

The Fund offers three classes of shares: Class R6, Class S and Institutional Class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an

DWS Equity 500 Index Fund	|	19

investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

20	|	DWS Equity 500 Index Fund

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,785,756
Undistributed net long-term capital gains	$8,180,169

At December 31, 2020, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$10,599,620	$11,814,932
Distributions from long-term capital gains	$100,193,075	$70,201,186

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Under the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee (exclusive of any applicable waivers/reimbursements) of 0.05% of the Fund’s average daily net assets, accrued daily and payable monthly.

For the period from January 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse fund

DWS Equity 500 Index Fund	|	21

expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class R6	.20%
Class S	.25%
Institutional Class	.20%

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class R6	$1,790
Class S	330,204
Institutional Class	236,488
$568,482

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily any payable monthly. For the year ended December 31, 2020, the Administration Fee was $556,837, of which $49,596 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DSC was as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2020

Class R6	$161	$19
Class S	24,414	3,784
Institutional Class	4,472	194
	$29,047	$3,997

In addition, for the year ended December 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided

22	|	DWS Equity 500 Index Fund

by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class S	$370,547
Institutional Class	157,178
$527,725

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,986, of which $5,934 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class R6	8,132	$1,540,378	3,981	$775,057
Class S	247,055	43,226,674	219,733	41,842,746
Institutional Shares	339,951	63,939,235	381,284	75,470,133
		$108,706,287		$118,087,936

Shares issued to shareholders in reinvestment of distributions
Class R6	6,448	$1,209,076	3,564	$699,659
Class S	321,874	59,037,021	230,375	44,454,123
Institutional Shares	243,528	45,598,646	157,755	30,966,753
		$105,844,743		$76,120,535

Shares redeemed
Class R6	(4,388)	$(872,405)	(6,010)	$(1,180,707)
Class S	(543,819)	(101,708,742)	(682,928)	(133,683,282)
Institutional Shares	(601,766)	(112,968,127)	(325,543)	(64,286,356)
		$(215,549,274)		$(199,150,345)

DWS Equity 500 Index Fund	|	23

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class R6	10,192	$1,877,049	1,535	$294,009
Class S	25,110	554,953	(232,820)	(47,386,413)
Institutional Shares	(18,287)	(3,430,246)	213,496	42,150,530
		$(998,244)		$(4,941,874)

D. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

24	|	DWS Equity 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Institutional Funds and Shareholders of DWS Equity 500 Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Equity 500 Index Fund (the “Fund”) (one of the funds constituting Deutsche DWS Institutional Funds) (the “Trust”) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Institutional Funds) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Equity 500 Index Fund	|	25

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

26	|	DWS Equity 500 Index Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Equity 500 Index Fund	|	27

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020 (Unaudited)

Actual Fund Return*	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,220.60	$1,220.30	$1,220.60
Expenses Paid per $1,000**	$1.12	$1.40	$1.12

Hypothetical 5% Fund Return	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,024.13	$1,023.88	$1,024.13
Expenses Paid per $1,000**	$1.02	$1.27	$1.02

*	Expenses include amounts allocated proportionally from the master portfolio.

**

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class R6	Class S	Institutional Class
DWS Equity 500 Index Fund	.20%	.25%	.20%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund paid distributions of $35.37 per share from net long-term capital gains during its year ended December 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $97,959,000 as capital gain dividends for its year ended December 31, 2020.

For corporate shareholders, 87.38% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $10,935,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account please call (800) 728-3337.

28	|	DWS Equity 500 Index Fund

(The following financial statements of the

Deutsche DWS Equity 500 Index Portfolio should be read in

conjunction with the Fund’s financial statements.)

Deutsche DWS Equity 500 Index Portfolio	|	29

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 98.2%
Communication Services 10.6%

Diversified Telecommunication Services 1.4%

AT&T, Inc.	382,290	10,994,660

CenturyLink, Inc.	52,544	512,304

Verizon Communications, Inc.	222,213	13,055,014

		24,561,978

Entertainment 2.2%

Activision Blizzard, Inc.	41,478	3,851,232

Electronic Arts, Inc.	15,535	2,230,826

Live Nation Entertainment, Inc.*	7,773	571,160

Netflix, Inc.*	23,712	12,821,790

Take-Two Interactive Software, Inc.*	6,167	1,281,441

Walt Disney Co.*	97,164	17,604,174

		38,360,623

Interactive Media & Services 5.4%

Alphabet, Inc. “A”*	16,143	28,292,867

Alphabet, Inc. “C”*	15,584	27,301,298

Facebook, Inc. “A”*	129,054	35,252,391

Twitter, Inc.*	42,588	2,306,140

		93,152,696

Media 1.3%

Charter Communications, Inc. “A”*	7,838	5,185,229

Comcast Corp. “A”	245,055	12,840,882

Discovery, Inc. “C”*	15,575	407,909

Discovery, Inc. “A”* (a)	8,502	255,825

DISH Network Corp. “A”*	13,573	438,951

Fox Corp. “A”	17,837	519,413

Fox Corp. “B”*	8,354	241,264

Interpublic Group of Companies, Inc.	20,462	481,266

News Corp. “A”	21,056	378,376

News Corp. “B”	6,287	111,720

Omnicom Group, Inc.	11,315	705,717

ViacomCBS, Inc. “B”	30,195	1,125,066

		22,691,618

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc.*	31,332	4,225,120

The accompanying notes are an integral part of the financial statements.

30	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Consumer Discretionary 12.5%

Auto Components 0.2%

Aptiv PLC	14,448	1,882,430

BorgWarner, Inc.	13,448	519,630

		2,402,060

Automobiles 1.9%

Ford Motor Co.	209,419	1,840,793

General Motors Co.	67,550	2,812,782

Tesla, Inc.*	40,704	28,723,592

		33,377,167

Distributors 0.1%

Genuine Parts Co.	7,661	769,394

LKQ Corp.*	14,905	525,252

Pool Corp.	2,153	801,993

		2,096,639

Hotels, Restaurants & Leisure 1.7%

Carnival Corp.	39,647	858,754

Chipotle Mexican Grill, Inc.*	1,502	2,082,839

Darden Restaurants, Inc.	6,965	829,671

Domino’s Pizza, Inc.	2,117	811,785

Hilton Worldwide Holdings, Inc.	14,777	1,644,089

Las Vegas Sands Corp.	17,528	1,044,669

Marriott International, Inc. “A”	14,247	1,879,464

McDonald’s Corp.	40,035	8,590,710

MGM Resorts International	22,524	709,731

Norwegian Cruise Line Holdings Ltd.* (a)	17,362	441,516

Royal Caribbean Cruises Ltd.	9,802	732,111

Starbucks Corp.	63,045	6,744,554

Wynn Resorts Ltd.	5,340	602,512

Yum! Brands, Inc.	16,116	1,749,553

		28,721,958

Household Durables 0.4%

D.R. Horton, Inc.	17,743	1,222,848

Garmin Ltd.	7,922	947,947

Leggett & Platt, Inc.	7,284	322,681

Lennar Corp. “A”	14,614	1,114,025

Mohawk Industries, Inc.*	3,290	463,726

Newell Brands, Inc.	20,775	441,053

NVR, Inc.*	187	762,934

PulteGroup, Inc.	14,754	636,192

Whirlpool Corp.	3,427	618,539

		6,529,945

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	31

	Shares	Value ($)

Internet & Direct Marketing Retail 4.8%

Amazon.com, Inc.*	22,895	74,567,412

Booking Holdings, Inc.*	2,197	4,893,312

eBay, Inc.	35,141	1,765,835

Etsy, Inc.*	6,839	1,216,727

Expedia Group, Inc.	7,282	964,137

		83,407,423

Leisure Products 0.0%
Hasbro, Inc.	7,011	655,809

Multiline Retail 0.5%

Dollar General Corp.	13,155	2,766,497

Dollar Tree, Inc.*	12,606	1,361,952

Target Corp.	26,880	4,745,126

		8,873,575

Specialty Retail 2.2%

Advance Auto Parts, Inc.	3,614	569,241

AutoZone, Inc.*	1,240	1,469,946

Best Buy Co., Inc.	12,361	1,233,504

CarMax, Inc.*	8,972	847,495

Home Depot, Inc.	57,804	15,353,898

L Brands, Inc.	12,842	477,594

Lowe’s Companies, Inc.	39,322	6,311,574

O’Reilly Automotive, Inc.*	3,881	1,756,424

Ross Stores, Inc.	19,082	2,343,460

The Gap, Inc.	10,800	218,052

Tiffany & Co.	5,790	761,096

TJX Companies, Inc.	64,404	4,398,149

Tractor Supply Co.	6,232	876,095

Ulta Beauty, Inc.*	3,016	866,075

		37,482,603

Textiles, Apparel & Luxury Goods 0.7%

Hanesbrands, Inc.	19,154	279,265

NIKE, Inc. “B”	67,254	9,514,423

PVH Corp.	3,903	366,453

Ralph Lauren Corp.	2,650	274,911

Tapestry, Inc.	15,197	472,323

Under Armour, Inc. “A”*	10,372	178,087

Under Armour, Inc. “C”*	10,698	159,186

VF Corp.	16,999	1,451,885

		12,696,533

Consumer Staples 6.4%

Beverages 1.6%

Brown-Forman Corp. “B”	9,791	777,699

The accompanying notes are an integral part of the financial statements.

32	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Coca-Cola Co.	207,595	11,384,510

Constellation Brands, Inc. “A”	9,080	1,988,974

Molson Coors Beverage Co. “B”	10,170	459,582

Monster Beverage Corp.*	19,753	1,826,757

PepsiCo, Inc.	74,215	11,006,085

		27,443,607

Food & Staples Retailing 1.4%

Costco Wholesale Corp.*	23,707	8,932,324

Kroger Co.	41,182	1,307,940

Sysco Corp.	27,299	2,027,224

Walgreens Boots Alliance, Inc.	38,331	1,528,640

Walmart, Inc.	74,522	10,742,346

		24,538,474

Food Products 1.0%

Archer-Daniels-Midland Co.	29,552	1,489,716

Campbell Soup Co.	11,138	538,522

Conagra Brands, Inc.	26,210	950,375

General Mills, Inc.	32,760	1,926,288

Hormel Foods Corp.	15,131	705,256

J M Smucker Co.	6,120	707,472

Kellogg Co.	13,668	850,560

Kraft Heinz Co.	34,719	1,203,361

Lamb Weston Holdings, Inc.	7,995	629,526

McCormick & Co., Inc.	13,344	1,275,686

Mondelez International, Inc. “A”	76,836	4,492,601

The Hershey Co.	7,917	1,205,997

Tyson Foods, Inc. “A”	15,698	1,011,579

		16,986,939

Household Products 1.6%

Church & Dwight Co., Inc.	13,352	1,164,695

Clorox Co.	6,698	1,352,460

Colgate-Palmolive Co.	46,094	3,941,498

Kimberly-Clark Corp.	18,278	2,464,423

Procter & Gamble Co.	133,216	18,535,674

		27,458,750

Personal Products 0.2%
Estee Lauder Companies, Inc. “A”	12,165	3,238,202

Tobacco 0.6%

Altria Group, Inc.	99,648	4,085,568

Philip Morris International, Inc.	83,542	6,916,442

		11,002,010

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	33

	Shares	Value ($)
Energy 2.2%

Energy Equipment & Services 0.2%

Baker Hughes Co.	36,107	752,831

Halliburton Co.	48,274	912,379

Nov, Inc.	21,361	293,287

Schlumberger NV	73,986	1,615,114

TechnipFMC PLC	23,236	218,418

		3,792,029

Oil, Gas & Consumable Fuels 2.0%

Apache Corp.	20,765	294,655

Cabot Oil & Gas Corp.	22,012	358,355

Chevron Corp.	103,440	8,735,508

Concho Resources, Inc.	10,472	611,041

ConocoPhillips	57,237	2,288,908

Devon Energy Corp.	21,059	332,943

Diamondback Energy, Inc.	8,683	420,257

EOG Resources., Inc.	31,082	1,550,059

Exxon Mobil Corp.	227,041	9,358,630

Hess Corp.	14,636	772,634

HollyFrontier Corp.	8,200	211,970

Kinder Morgan, Inc.	103,665	1,417,101

Marathon Oil Corp.	43,430	289,678

Marathon Petroleum Corp.	34,597	1,430,932

Occidental Petroleum Corp.	44,857	776,475

ONEOK, Inc.	23,825	914,404

Phillips 66	23,281	1,628,273

Pioneer Natural Resources Co.	8,789	1,000,979

Valero Energy Corp.	21,891	1,238,374

Williams Companies, Inc.	64,462	1,292,463

		34,923,639

Financials 10.3%

Banks 3.8%

Bank of America Corp.	408,716	12,388,182

Citigroup, Inc.	111,676	6,885,942

Citizens Financial Group, Inc.	22,663	810,429

Comerica, Inc.	7,649	427,273

Fifth Third Bancorp.	38,046	1,048,928

First Republic Bank	9,362	1,375,559

Huntington Bancshares, Inc.	53,974	681,692

JPMorgan Chase & Co.	163,748	20,807,458

KeyCorp	51,816	850,301

M&T Bank Corp.	6,827	869,077

People’s United Financial, Inc.	23,369	302,161

PNC Financial Services Group, Inc.	22,714	3,384,386

The accompanying notes are an integral part of the financial statements.

34	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Regions Financial Corp.	51,188	825,151

SVB Financial Group*	2,781	1,078,555

Truist Financial Corp.	72,337	3,467,113

U.S. Bancorp.	73,492	3,423,992

Wells Fargo & Co.	221,740	6,692,113

Zions Bancorp. NA	9,021	391,872

		65,710,184

Capital Markets 2.7%

Ameriprise Financial, Inc.	6,335	1,231,080

Bank of New York Mellon Corp.	43,593	1,850,087

BlackRock, Inc.	7,619	5,497,413

Cboe Global Markets, Inc.	5,960	554,995

Charles Schwab Corp.	80,049	4,245,799

CME Group, Inc.*	19,261	3,506,465

Franklin Resources., Inc.	14,716	367,753

Intercontinental Exchange, Inc.	30,130	3,473,688

Invesco Ltd.	20,714	361,045

MarketAxess Holdings, Inc.	2,038	1,162,801

Moody’s Corp.	8,678	2,518,703

Morgan Stanley	76,707	5,256,731

MSCI, Inc.	4,453	1,988,398

Nasdaq, Inc.	6,175	819,669

Northern Trust Corp.	11,145	1,038,045

Raymond James Financial, Inc.	6,504	622,238

S&P Global, Inc.	12,931	4,250,808

State Street Corp.	18,891	1,374,887

T. Rowe Price Group, Inc.	12,153	1,839,843

The Goldman Sachs Group, Inc.	18,453	4,866,240

		46,826,688

Consumer Finance 0.6%

American Express Co.	35,002	4,232,092

Capital One Financial Corp.	24,506	2,422,418

Discover Financial Services	16,278	1,473,647

Synchrony Financial	29,029	1,007,597

		9,135,754

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc. “B”*	104,510	24,232,734

Insurance 1.8%

Aflac, Inc.	34,892	1,551,647

Allstate Corp.	16,287	1,790,430

American International Group, Inc.	46,085	1,744,778

Aon PLC “A”	12,275	2,593,339

Arthur J. Gallagher & Co.	10,326	1,277,430

Assurant, Inc.	3,282	447,074

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	35

	Shares	Value ($)

Chubb Ltd.	24,221	3,728,096

Cincinnati Financial Corp.	8,230	719,055

Everest Re Group Ltd.	2,199	514,764

Globe Life, Inc.	5,142	488,284

Hartford Financial Services Group, Inc.	19,143	937,624

Lincoln National Corp.	9,994	502,798

Loews Corp.	12,397	558,113

Marsh & McLennan Companies, Inc.	27,244	3,187,548

MetLife, Inc.	40,980	1,924,011

Principal Financial Group, Inc.	14,045	696,773

Progressive Corp.	31,459	3,110,666

Prudential Financial, Inc.	21,089	1,646,418

The Travelers Companies, Inc.	13,565	1,904,119

Unum Group	11,199	256,905

W.R. Berkley Corp.	7,737	513,892

Willis Towers Watson PLC	6,853	1,443,790

		31,537,554

Health Care 13.2%

Biotechnology 1.8%

AbbVie, Inc.	94,750	10,152,462

Alexion Pharmaceuticals, Inc.*	11,741	1,834,414

Amgen, Inc.	31,266	7,188,679

Biogen, Inc.*	8,257	2,021,809

Gilead Sciences, Inc.	67,305	3,921,189

Incyte Corp.*	9,976	867,712

Regeneron Pharmaceuticals, Inc.*	5,634	2,721,842

Vertex Pharmaceuticals, Inc.*	13,958	3,298,834

		32,006,941

Health Care Equipment & Supplies 3.7%

Abbott Laboratories	95,211	10,424,652

ABIOMED, Inc.*	2,479	803,692

Align Technology, Inc.*	3,848	2,056,294

Baxter International, Inc.	27,225	2,184,534

Becton, Dickinson & Co.	15,565	3,894,674

Boston Scientific Corp.*	76,800	2,760,960

Danaher Corp.	33,970	7,546,096

DENTSPLY SIRONA, Inc.	12,021	629,420

DexCom, Inc.*	5,126	1,895,185

Edwards Lifesciences Corp.*	33,436	3,050,366

Hologic, Inc.*	13,569	988,230

IDEXX Laboratories, Inc.*	4,573	2,285,905

Intuitive Surgical, Inc.*	6,309	5,161,393

Medtronic PLC	72,237	8,461,842

ResMed, Inc.	7,734	1,643,939

The accompanying notes are an integral part of the financial statements.

36	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

STERIS PLC	4,579	867,904

Stryker Corp.	17,547	4,299,717

Teleflex, Inc.	2,494	1,026,456

The Cooper Companies, Inc.	2,627	954,442

Varian Medical Systems, Inc.*	4,900	857,549

West Pharmaceutical Services, Inc.	3,979	1,127,290

Zimmer Biomet Holdings, Inc.	11,055	1,703,465

		64,624,005

Health Care Providers & Services 2.6%

AmerisourceBergen Corp.	7,912	773,477

Anthem, Inc.	13,344	4,284,625

Cardinal Health, Inc.	15,736	842,820

Centene Corp.*	31,060	1,864,532

Cigna Corp.	19,378	4,034,112

CVS Health Corp.	70,242	4,797,529

DaVita, Inc.*	3,963	465,256

HCA Healthcare, Inc.	14,147	2,326,616

Henry Schein, Inc.*	7,855	525,185

Humana, Inc.	7,100	2,912,917

Laboratory Corp. of America Holdings*	5,219	1,062,327

McKesson Corp.	8,618	1,498,843

Quest Diagnostics, Inc.	7,220	860,407

UnitedHealth Group, Inc.	50,969	17,873,809

Universal Health Services, Inc. “B”	4,275	587,813

		44,710,268

Health Care Technology 0.1%
Cerner Corp.	16,395	1,286,680

Life Sciences Tools & Services 1.2%

Agilent Technologies, Inc.	16,440	1,947,976

Bio-Rad Laboratories, Inc. “A”*	1,177	686,120

Illumina, Inc.*	7,833	2,898,210

IQVIA Holdings, Inc.*	10,237	1,834,163

Mettler-Toledo International, Inc.*	1,274	1,451,952

PerkinElmer, Inc.	6,012	862,722

Thermo Fisher Scientific, Inc.	21,288	9,915,525

Waters Corp.*	3,324	822,424

		20,419,092

Pharmaceuticals 3.8%

Bristol-Myers Squibb Co.	121,266	7,522,130

Catalent, Inc.*	8,837	919,667

Eli Lilly & Co.	42,613	7,194,779

Johnson & Johnson	141,354	22,246,292

Merck & Co., Inc.	135,786	11,107,295

Perrigo Co. PLC	7,446	332,985

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	37

	Shares	Value ($)

Pfizer, Inc.	298,312	10,980,865

Viatris, Inc.*	64,604	1,210,679

Zoetis, Inc.	25,516	4,222,898

		65,737,590

Industrials 8.2%

Aerospace & Defense 1.6%

Boeing Co.	28,472	6,094,716

General Dynamics Corp.	12,454	1,853,404

Howmet Aerospace, Inc.	20,862	595,402

Huntington Ingalls Industries, Inc.	2,228	379,829

L3Harris Technologies, Inc.	11,281	2,132,335

Lockheed Martin Corp.	13,224	4,694,256

Northrop Grumman Corp.	8,325	2,536,794

Raytheon Technologies Corp.	81,433	5,823,274

Teledyne Technologies, Inc.*	1,977	774,944

Textron, Inc.	12,545	606,300

TransDigm Group, Inc.*	2,900	1,794,665

		27,285,919

Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	7,417	696,234

Expeditors International of Washington, Inc.	9,224	877,295

FedEx Corp.	12,959	3,364,415

United Parcel Service, Inc. “B”	38,387	6,464,371

		11,402,315

Airlines 0.2%

Alaska Air Group, Inc.	6,802	353,704

American Airlines Group, Inc. (a)	33,060	521,356

Delta Air Lines, Inc.	33,829	1,360,264

Southwest Airlines Co.	31,358	1,461,596

United Airlines Holdings, Inc.*	16,058	694,509

		4,391,429

Building Products 0.4%

A.O. Smith Corp.	7,448	408,299

Allegion PLC	5,074	590,512

Carrier Global Corp.	43,475	1,639,877

Fortune Brands Home & Security, Inc.	7,600	651,472

Johnson Controls International PLC	38,816	1,808,438

Masco Corp.	14,032	770,778

Trane Technologies PLC	12,807	1,859,064

		7,728,440

Commercial Services & Supplies 0.4%

Cintas Corp.	4,715	1,666,564

Copart, Inc.*	11,134	1,416,801

The accompanying notes are an integral part of the financial statements.

38	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Republic Services, Inc.	11,290	1,087,227

Rollins, Inc.*	12,102	472,825

Waste Management, Inc.	20,876	2,461,907

		7,105,324

Construction & Engineering 0.1%

Jacobs Engineering Group, Inc.	6,948	757,054

Quanta Services, Inc.	7,595	546,992

		1,304,046

Electrical Equipment 0.5%

AMETEK, Inc.	12,361	1,494,939

Eaton Corp. PLC	21,431	2,574,720

Emerson Electric Co.	32,050	2,575,859

Rockwell Automation, Inc.	6,177	1,549,254

		8,194,772

Industrial Conglomerates 1.2%

3M Co.	30,961	5,411,673

General Electric Co.	470,039	5,076,421

Honeywell International, Inc.	37,675	8,013,473

Roper Technologies, Inc.	5,627	2,425,743

		20,927,310

Machinery 1.6%

Caterpillar, Inc.	29,161	5,307,885

Cummins, Inc.	7,901	1,794,317

Deere & Co.	16,833	4,528,919

Dover Corp.	7,702	972,377

Flowserve Corp.	7,171	264,251

Fortive Corp.	18,070	1,279,717

IDEX Corp.	4,053	807,358

Illinois Tool Works, Inc.	15,491	3,158,305

Ingersoll Rand, Inc.*	19,909	907,054

Otis Worldwide Corp.	21,630	1,461,106

PACCAR, Inc.	18,463	1,592,988

Parker-Hannifin Corp.	6,890	1,876,905

Pentair PLC	9,128	484,606

Snap-on, Inc.	2,996	512,735

Stanley Black & Decker, Inc.	8,584	1,532,759

Westinghouse Air Brake Technologies Corp.	9,498	695,254

Xylem, Inc.	9,664	983,699

		28,160,235

Professional Services 0.3%

Equifax, Inc.	6,529	1,259,052

IHS Markit Ltd.	19,950	1,792,109

Nielsen Holdings PLC	19,626	409,595

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	39

	Shares	Value ($)

Robert Half International, Inc.	6,180	386,126

Verisk Analytics, Inc.	8,679	1,801,674

		5,648,556

Road & Rail 1.0%

CSX Corp.	40,987	3,719,570

J.B. Hunt Transport Services, Inc.	4,586	626,677

Kansas City Southern	4,990	1,018,609

Norfolk Southern Corp.	13,610	3,233,872

Old Dominion Freight Line, Inc.	5,144	1,004,006

Union Pacific Corp.	36,138	7,524,654

		17,127,388

Trading Companies & Distributors 0.2%

Fastenal Co.*	30,546	1,491,561

United Rentals, Inc.*	3,853	893,549

W.W. Grainger, Inc.	2,420	988,183

		3,373,293

Information Technology 27.1%

Communications Equipment 0.8%

Arista Networks, Inc.*	2,918	847,883

Cisco Systems, Inc.	226,727	10,146,033

F5 Networks, Inc.*	3,366	592,214

Juniper Networks, Inc.	18,235	410,470

Motorola Solutions, Inc.	9,041	1,537,513

		13,534,113

Electronic Equipment, Instruments & Components 0.6%

Amphenol Corp. “A”	16,017	2,094,543

CDW Corp.	7,665	1,010,170

Corning, Inc.	40,941	1,473,876

FLIR Systems, Inc.	7,214	316,190

IPG Photonics Corp.*	1,910	427,439

Keysight Technologies, Inc.*	9,891	1,306,502

TE Connectivity Ltd.	17,710	2,144,150

Vontier Corp.*	7,418	247,761

Zebra Technologies Corp. “A”*	2,857	1,098,031

		10,118,662

IT Services 5.4%

Accenture PLC “A”	34,019	8,886,103

Akamai Technologies, Inc.*	8,729	916,458

Automatic Data Processing, Inc.	23,014	4,055,067

Broadridge Financial Solutions, Inc.	6,202	950,146

Cognizant Technology Solutions Corp. “A”	28,679	2,350,244

DXC Technology Co.	13,984	360,088

Fidelity National Information Services, Inc.	33,303	4,711,042

The accompanying notes are an integral part of the financial statements.

40	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Fiserv, Inc.*	30,838	3,511,215

FleetCor Technologies, Inc.*	4,445	1,212,729

Gartner, Inc.*	4,777	765,228

Global Payments, Inc.	16,053	3,458,137

International Business Machines Corp.	47,784	6,015,050

Jack Henry & Associates, Inc.	4,084	661,567

Leidos Holdings, Inc.	7,160	752,659

MasterCard, Inc. “A”	47,233	16,859,347

Paychex, Inc.	17,096	1,593,005

PayPal Holdings, Inc.*	62,895	14,730,009

VeriSign, Inc.*	5,329	1,153,196

Visa, Inc. “A”	91,061	19,917,773

Western Union Co.	22,611	496,085

		93,355,148

Semiconductors & Semiconductor Equipment 5.0%

Advanced Micro Devices, Inc.*	64,588	5,923,365

Analog Devices, Inc.	19,835	2,930,225

Applied Materials, Inc.	49,014	4,229,908

Broadcom, Inc.	21,712	9,506,599

Intel Corp.	219,947	10,957,760

KLA Corp.	8,293	2,147,141

Lam Research Corp.	7,731	3,651,119

Maxim Integrated Products, Inc.	14,348	1,271,950

Microchip Technology, Inc.	13,889	1,918,210

Micron Technology, Inc.*	59,739	4,491,178

NVIDIA Corp.	33,235	17,355,317

Qorvo, Inc.*	6,118	1,017,240

QUALCOMM, Inc.	60,732	9,251,913

Skyworks Solutions, Inc.	8,851	1,353,141

Teradyne, Inc.	8,912	1,068,460

Texas Instruments, Inc.	49,316	8,094,235

Xilinx, Inc.	13,112	1,858,888

		87,026,649

Software 8.4%

Adobe, Inc.*	25,762	12,884,091

ANSYS, Inc.*	4,574	1,664,021

Autodesk, Inc.*	11,796	3,601,791

Cadence Design Systems, Inc.*	14,939	2,038,128

Citrix Systems, Inc.	6,603	859,050

Fortinet, Inc.*	7,220	1,072,387

Intuit, Inc.	14,107	5,358,544

Microsoft Corp.	405,890	90,278,054

NortonLifeLock, Inc.	32,513	675,620

Oracle Corp.	101,824	6,586,994

Paycom Software, Inc.*	2,627	1,188,061

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	41

	Shares	Value ($)

salesforce.com, Inc.*	49,117	10,930,006

ServiceNow, Inc.*	10,460	5,757,498

Synopsys, Inc.*	8,147	2,112,028

Tyler Technologies, Inc.*	2,162	943,756

		145,950,029

Technology Hardware, Storage & Peripherals 6.9%

Apple, Inc.	857,894	113,833,955

Hewlett Packard Enterprise Co.	68,183	807,968

HP, Inc.	73,475	1,806,750

NetApp, Inc.	12,214	809,055

Seagate Technology PLC	11,942	742,315

Western Digital Corp.	16,643	921,856

Xerox Holding Corp.	8,725	202,333

		119,124,232

Materials 2.6%

Chemicals 1.8%

Air Products & Chemicals, Inc.	11,865	3,241,755

Albemarle Corp.	5,711	842,487

Celanese Corp.	6,240	810,826

CF Industries Holdings, Inc.	11,767	455,501

Corteva, Inc.	39,902	1,545,005

Dow, Inc.	39,736	2,205,348

DuPont de Nemours, Inc.	39,340	2,797,467

Eastman Chemical Co.	7,219	723,921

Ecolab, Inc.	13,334	2,884,944

FMC Corp.	6,931	796,580

International Flavors & Fragrances, Inc. (a)	5,883	640,306

Linde PLC	28,184	7,426,766

LyondellBasell Industries NV “A”	13,717	1,257,300

PPG Industries, Inc.	12,632	1,821,787

The Mosaic Co.	18,409	423,591

The Sherwin-Williams Co.	4,392	3,227,725

		31,101,309

Construction Materials 0.1%

Martin Marietta Materials, Inc.	3,337	947,608

Vulcan Materials Co.	7,101	1,053,149

		2,000,757

Containers & Packaging 0.4%

Amcor PLC	84,110	989,975

Avery Dennison Corp.	4,481	695,048

Ball Corp.	17,413	1,622,543

International Paper Co.	21,045	1,046,357

Packaging Corp. of America	5,089	701,824

The accompanying notes are an integral part of the financial statements.

42	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Sealed Air Corp.	8,342	381,980

Westrock Co.	14,267	621,043

		6,058,770

Metals & Mining 0.3%

Freeport-McMoRan Copper & Gold, Inc.	77,841	2,025,423

Newmont Corp.	43,265	2,591,141

Nucor Corp.	16,158	859,444

		5,476,008

Real Estate 2.4%

Equity Real Estate Investment Trusts (REITs) 2.3%

Alexandria Real Estate Equities, Inc.	6,734	1,200,134

American Tower Corp.	23,858	5,355,167

AvalonBay Communities, Inc.	7,433	1,192,476

Boston Properties, Inc.	7,547	713,418

Crown Castle International Corp.	23,088	3,675,379

Digital Realty Trust, Inc.	15,043	2,098,649

Duke Realty Corp.	19,955	797,601

Equinix, Inc.	4,787	3,418,780

Equity Residential	18,323	1,086,188

Essex Property Trust, Inc.	3,488	828,121

Extra Space Storage, Inc.	6,938	803,837

Federal Realty Investment Trust	3,787	322,349

Healthpeak Properties, Inc.	28,584	864,094

Host Hotels & Resorts, Inc.	38,799	567,629

Iron Mountain, Inc. (a)	15,852	467,317

Kimco Realty Corp.	23,794	357,148

Mid-America Apartment Communities, Inc.	6,112	774,329

Prologis, Inc.	39,687	3,955,206

Public Storage	8,146	1,881,156

Realty Income Corp.	18,982	1,180,111

Regency Centers Corp.	8,612	392,621

SBA Communications Corp.	5,973	1,685,163

Simon Property Group, Inc.	17,554	1,497,005

SL Green Realty Corp.	3,885	231,468

UDR, Inc.	16,233	623,834

Ventas, Inc.	20,042	982,860

Vornado Realty Trust	8,421	314,440

Welltower, Inc.	22,205	1,434,887

Weyerhaeuser Co.	39,580	1,327,117

		40,028,484

Real Estate Management & Development 0.1%
CBRE Group, Inc. “A”*	17,788	1,115,663

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	43

	Shares	Value ($)
Utilities 2.7%

Electric Utilities 1.7%

Alliant Energy Corp.	13,355	688,183

American Electric Power Co., Inc.	26,654	2,219,479

Duke Energy Corp.	39,511	3,617,627

Edison International	20,247	1,271,917

Entergy Corp.	10,716	1,069,886

Evergy, Inc.	12,479	692,709

Eversource Energy	18,267	1,580,278

Exelon Corp.	52,263	2,206,544

FirstEnergy Corp.	29,069	889,802

NextEra Energy, Inc.	105,249	8,119,960

NRG Energy, Inc.	13,431	504,334

Pinnacle West Capital Corp.	6,193	495,130

PPL Corp.	41,078	1,158,400

Southern Co.	56,745	3,485,845

Xcel Energy, Inc.	28,139	1,876,027

		29,876,121

Gas Utilities 0.0%
Atmos Energy Corp.	6,787	647,684

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	35,608	836,788

Multi-Utilities 0.8%

Ameren Corp.	13,281	1,036,715

CenterPoint Energy, Inc.	29,972	648,594

CMS Energy Corp.	15,422	940,896

Consolidated Edison, Inc.	18,402	1,329,913

Dominion Energy, Inc	43,820	3,295,264

DTE Energy Co.	10,362	1,258,050

NiSource, Inc.	21,072	483,392

Public Service Enterprise Group, Inc.	26,948	1,571,068

Sempra Energy	15,446	1,967,975

WEC Energy Group, Inc.	16,811	1,547,116

		14,078,983

Water Utilities 0.1%
American Water Works Co., Inc.	9,636	1,478,837
Total Common Stocks (Cost $476,222,410)		1,699,304,151

	Principal Amount ($)	Value ($)
Government & Agency Obligations 0.2%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.11%**, 1/28/2021 (b) (Cost $2,659,781)	2,660,000	2,659,898

The accompanying notes are an integral part of the financial statements.

44	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (c) (d) (Cost $2,228,289)	2,228,289	2,228,289

Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.08% (c) (Cost $26,880,974)	26,880,974	26,880,974

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $507,991,454)	100.1	1,731,073,312
Other Assets and Liabilities, Net	(0.1)	(938,689)

Net Assets	100.0	1,730,134,623

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purc- hases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (c) (d)
6,277,602	—	4,049,313	(e)	—	—	19,857	—	2,228,289	2,228,289
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.08% (c)
35,012,360	256,140,037	264,271,423		—	—	70,989	—	26,880,974	26,880,974
41,289,962	256,140,037	268,320,736		—	—	90,846	—	29,109,263	29,109,263

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $2,297,561, which is 0.1% of net assets.

(b)	At December 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $148,490.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	45

At December 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/19/2021	163	29,985,663	30,552,720	567,057

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$1,699,304,151	$—	$—	$1,699,304,151
Government & Agency Obligations	—	2,659,898	—	2,659,898
Short-Term Investments (f)	29,109,263	—	—	29,109,263
Derivatives (g)
Futures Contracts	567,057	—	—	567,057
Total	$1,728,980,471	$2,659,898	$—	$1,731,640,369

(f)	See Investment Portfolio for additional detailed categorizations.

(g)	Derivatives include unrealized appreciation on open futures contracts.

The accompanying notes are an integral part of the financial statements.

46	|	Deutsche DWS Equity 500 Index Portfolio

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $478,882,191) — including $2,297,561 of securities loaned	$1,701,964,049
Investment in DWS Government & Agency Securities Portfolio (cost $2,228,289)*	2,228,289
Investment in DWS Central Cash Management Government Fund (cost $26,880,974)	26,880,974
Dividends receivable	1,246,123
Interest receivable	3,064
Receivable for variation margin on futures contracts	200,531
Other assets	31,775
Total assets	1,732,554,805

Liabilities
Payable upon return of securities loaned	2,228,289
Accrued management fee	72,306
Accrued Trustees’ fees	6,987
Other accrued expenses and payables	112,600
Total liabilities	2,420,182
Net assets, at value	$1,730,134,623

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $148,490.

The accompanying notes are an integral part of the financial statements.

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Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $145,595)	$29,105,009
Interest	17,100
Income distributions — DWS Central Cash Management Government Fund	70,989
Securities lending income, net of borrower rebates	19,857
Total income	29,212,955
Expenses:

Management fee	786,520
Administration fee	471,912
Custodian fee	24,147
Professional fees	94,954
Reports to shareholders	22,339
Trustees’ fees and expenses	44,606
Other	67,673
Total expenses	1,512,151
Net investment income (loss)	27,700,804

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	146,170,281
Futures	4,941,301
151,111,582
Change in net unrealized appreciation (depreciation) on:

Investments	88,819,416
Futures	130,695
88,950,111
Net gain (loss)	240,061,693
Net increase (decrease) in net assets resulting from operations	$267,762,497

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:

Net investment income (loss)	$27,700,804	$30,945,574
Net realized gain (loss)	151,111,582	118,067,245
Change in net unrealized appreciation (depreciation)	88,950,111	281,881,267
Net increase (decrease) in net assets resulting from operations	267,762,497	430,894,086
Capital transactions in shares of beneficial interest:

Proceeds from capital invested	62,270,039	53,308,201
Value of capital withdrawn	(292,415,144)	(248,400,566)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(230,145,105)	(195,092,365)
Increase (decrease) in net assets	37,617,392	235,801,721
Net assets at beginning of period	1,692,517,231	1,456,715,510

Net assets at end of period	$1,730,134,623	$1,692,517,231

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Deutsche DWS Equity 500 Index Portfolio

	Years Ended December 31,
	2020	2019	2018	2017	2016

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,730	1,693	1,457	1,788	1,689
Ratio of expenses (%)	.10	.10	.10	.10	.10
Ratio of net investment income (%)	1.76	1.93	1.90	1.93	2.14
Portfolio turnover rate (%)	4	3	3	6	3
Total investment return (%)[a]	18.15	31.34	(4.09)[b]	21.62	11.75

[a]	Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

50	|	Deutsche DWS Equity 500 Index Portfolio

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company organized as a New York trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio has two affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2020, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 65% and 35%, respectively, of the Portfolio.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked

Deutsche DWS Equity 500 Index Portfolio	|	51

quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Portfolio’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Portfolio to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Portfolio continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral

52	|	Deutsche DWS Equity 500 Index Portfolio

with the Portfolio consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2020, the Portfolio invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Portfolio is not able to recover securities lent, the Portfolio may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2020

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$2,228,289	$—	$—	$148,490	$2,376,779
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$2,376,779

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

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At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $541,068,672. The net unrealized appreciation for all investments based on tax cost was $1,190,004,640. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,244,505,300 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $54,500,660.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2020, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the

54	|	Deutsche DWS Equity 500 Index Portfolio

futures contract. Subsequent payments (“variation margin”) are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2020 is included in a table following the Portfolio’s Investment Portfolio. For the year ended December 31, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $18,759,000 to $38,774,000.

The following table summarizes the value of the Portfolio’s derivative instruments held as of December 31, 2020 presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$567,057

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (b)	$4,941,301

The above derivative is located in the following Statement of Operations account:

(b)	Net realized gain (loss) from futures

Deutsche DWS Equity 500 Index Portfolio	|	55

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (c)	$130,695

The above derivative is located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $54,567,282 and $241,324,629, respectively.

D. Related Parties

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio’s sub-advisor. Northern Trust Investments, Inc. (“NTI”) serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.05% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $471,912, of which $43,383 is unpaid.

Other Service Fee. Under an agreement with the Portfolio, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2020, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,458, of which $433 is unpaid.

Trustees’ Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

56	|	Deutsche DWS Equity 500 Index Portfolio

Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Portfolio indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Portfolio equal to the amount of the investment management fee payable on the Portfolio’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2020.

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the

Deutsche DWS Equity 500 Index Portfolio	|	57

circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

58	|	Deutsche DWS Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Deutsche DWS Equity 500 Index Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not

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required to have, nor were we engaged to perform, an audit of the Portfolio’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

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Advisory Agreement Board Considerations and Fee Evaluation

DWS Equity 500 Index Fund (the “Fund”), a series of Deutsche DWS Institutional Funds, invests substantially all of its assets in Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”) in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the “Portfolio Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between DIMA and Northern Trust Investments, Inc. (“NTI”), and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the “Fund Agreement” and together with the Portfolio Agreement and the Sub-Advisory Agreement, the “Agreements”) in September 2020. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the “Board” or “Trustees.”

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

DWS Equity 500 Index Fund	|	61

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Portfolio and the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including NTI. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives

62	|	DWS Equity 500 Index Fund

additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Institutional Class shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Portfolio’s sub-advisory fee schedule, the Fund’s operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund’s Institutional Class shares total (net) operating expenses, which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Portfolio and the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”)

DWS Equity 500 Index Fund	|	63

managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Portfolio and the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Portfolio. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Portfolio’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. In this regard, the Board observed that while the Portfolio’s and the Fund’s current investment management fee schedule does not include breakpoints, the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and to the Fund, any fees received by an affiliate of DIMA for transfer agency

64	|	DWS Equity 500 Index Fund

services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA and NTI related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Portfolio’s and the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Equity 500 Index Fund	|	65

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

66	|	DWS Equity 500 Index Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS Equity 500 Index Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

68	|	DWS Equity 500 Index Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

DWS Equity 500 Index Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	|	DWS Equity 500 Index Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Equity 500 Index Fund	|	71

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class S	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	25159R 205	25159R 106
Fund Number	815	565

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	BTIRX
CUSIP Number	25159R 866
Fund Number	1615

72	|	DWS Equity 500 Index Fund

Notes

Notes

Notes

DE500-2

(R-025783-10 2/21)

December 31, 2020

Annual Report

to Shareholders

DWS S&P 500 Index Fund

Contents

DWS S&P 500 Index Fund
3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
29	Information About Your Fund’s Expenses
30	Tax Information

Deutsche DWS Equity 500 Index Portfolio
32	Investment Portfolio
49	Statement of Assets and Liabilities
50	Statement of Operations
51	Statements of Changes in Net Assets
52	Financial Highlights
53	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
63	Advisory Agreement Board Considerations and Fee Evaluation
69	Board Members and Officers
74	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Various factors, including costs, cash flows and security selection, may cause the Fund’s performance to differ from that of the index. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

This Fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor’s®, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS S&P 500 Index Fund

Letter to Shareholders

Dear Shareholder:

The outlook for economic recovery remains positive overall, buoyed by progress in the approval and distribution of coronavirus vaccines and a resolution of the 2020 elections. We still, however, have a long road ahead.

Restrictive measures are likely to remain in place, at least to some degree, until broad vaccine distribution is achieved. This suggests that full recovery might take some time. This view appears to be shared by the U.S. Federal Reserve (Fed). Despite more optimism on growth and employment, inflation is expected to remain below the 2% target. Only by 2023 are inflation and unemployment forecasts at levels that would reflect what the Fed would currently see as a full recovery.

The coming months should bring clarity regarding the Biden administration’s domestic and foreign policies. The first priority is likely to be another tranche of COVID-related fiscal support. In the first quarter, we anticipate passage of a bill built around further stimulus checks, funds for state and local governments, and enhancements to unemployment benefits, among other provisions.

Recovery suggests that long-term interest rates climb, at least modestly, and S&P earnings per share (EPS) could return to its prior peak in the second quarter of this year. That is a reasonable and constructive outlook, but it provides little help in forecasting equity returns for 2021. Fair or sustainable price-to-earnings ratios (PEs) on mid-cycle earnings remains uncertain.

As we move forward, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS S&P 500 Index Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Strategy and Process

The Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500® Composite Stock Price Index (S&P 500® Index).

DWS S&P 500 Index Fund gained 17.80% in 2020, which compared with a return of 18.40% for the Standard and Poor’s 500 Index (S&P 500). Since the Fund’s investment strategy is to replicate the performance of the S&P 500, its return is normally close to that of the index. The difference in performance is typically driven by transaction costs and Fund expenses.

The Fund periodically invested in equity index futures in order to keep the portfolio’s exposures in line with those of the index. This strategy had a neutral impact on performance.

Market Overview

Although the S&P 500 Index finished 2020 with a positive return, the investment backdrop was in fact quite unsteady for much of the year. From the beginning of the reporting period through mid-February 2020, stocks moved gradually higher thanks to the combination of solid economic growth, supportive U.S. Federal Reserve (Fed) policy, and signs the United States and China were moving closer to a resolution to their trade dispute. These favorable conditions changed suddenly in mid-February once it became evident that COVID-19 was spreading across the globe. As governments took steps to counter the virus by shutting down broad segments of their economies, equities suffered a large, rapid downturn.

4	|	DWS S&P 500 Index Fund

The Fed responded to this development by cutting short-term interest rates to zero and initiating a number of programs intended to prop up the economy and arrest the decline in the financial markets. The government also provided fiscal support in the form of a $2 trillion-plus stimulus bill passed by the U.S. Congress. These measures, together with the gradual re-opening of the economy through the summer, contributed to a rally which lasted until the end of August and allowed the index to recapture much of its prior loss.

The positive environment gave way to a more cautious tone in September and October, as rising coronavirus cases sparked concerns about a “second wave.” In addition, the possibility of an uncertain result in the U.S. election began to weigh on sentiment. However, both of these issues moved into the background in November as the election passed and multiple coronavirus vaccines were approved for immediate use. These developments helped the index stage a strong rally in the final two months of the year to close near an all-time high.

Tesla Moves into the Index

Tesla, Inc. was added to the S&P 500 Index on December 21, 2020. The market capitalization of the electric car and battery producer stood at over $650 billion on that date, making it the largest company ever to join the S&P 500. It entered the index as the sixth-largest holding with a weighting of approximately 1.7%. Tesla’s inclusion led to a modest increase in the valuation and historic volatility profile of the index, while slightly lowering its dividend.

Growth Stocks Lead the Way

Continuing a multi-year trend, the growth style outperformed value by a wide margin. For the majority of the year, investors responded to the economic uncertainty by gravitating to companies seen as having the most reliable earnings. This largely worked to the benefit of a narrow group of mega-cap technology- and consumer-related stocks, such as Apple, Inc., Alphabet, Inc. (parent of Google), Amazon.com, Inc., Netflix Corp., and Microsoft Corp. The value style strongly outperformed in November and December, however. Following the announcement that a vaccine for COVID-19 would soon be available, leadership broadened to encompass economically sensitive market segments that had failed to

DWS S&P 500 Index Fund	|	5

keep pace in the previous seven months. In total, this group accounted for over half of the 18.40% gain for the S&P 500 Index.

Information Technology was the Market’s Top Sector in 2020, but Defensives Lagged

Consistent with the broader outperformance for the growth style, the technology sector registered a gain that was nearly two and a half times that of the index. In addition to being aided by the robust returns for Apple and Microsoft, the category was boosted by gains for semiconductor stocks, including NVIDIA Corp. Qualcomm, Inc. and Advanced Micro Devices, Inc. Financial technology (or “fintech”) stocks such as PayPal Holdings, Inc., Visa Corp., and Mastercard, Inc., were notable outperformers, as well.

“For the majority of the year, investors responded to the economic uncertainty by gravitating to companies seen as having the most reliable earnings.”

The consumer discretionary sector also performed very well, despite the hit to personal spending caused by the coronavirus. The leading contributors were companies that benefited as consumers re-directed expenditures from travel and other areas hampered by lockdowns toward online retail (Amazon.com), home improvement (Home Depot, Inc. and Lowe’s Companies, Inc.), and apparel (Nike, Inc.). Many restaurant stocks, after plunging in the initial phase of virus-containment efforts, rebounded once they adjusted their business models to reflect the new economic conditions.

Communication services was the third-best sector, largely as a result of Alphabet, Facebook, Inc., and Netflix. In addition, a number of stocks in the category surged as investors spent more on entertainment in the “stay-at-home” world. On the other hand, companies whose businesses were dependent on ad revenues and live events generally underperformed.

Materials was the only other sector to finish with a market-beating return, but the effect on the index was limited to the sector’s small weighting of less than 3%.

Health care, while underperforming on a relative basis, nonetheless generated a double-digit gain. The top performers were typically

6	|	DWS S&P 500 Index Fund

companies that benefited from rising sales for treatments or products related to COVID-19, such as Thermo Fisher Scientific, Inc. On the other end of the spectrum, the sector’s mega-cap pharmaceutical and biotechnology stocks generally lagged. Consumer staples also delivered a gain. Consistent with trends in the market as a whole, there was a wide dispersion in return between businesses that capitalized on the changing economy (Costco Wholesale Corp., Wal-Mart, Inc.) versus those that were hurt by it (Tyson Foods, Inc. and the food-distribution company Sysco Corp.).

The financial sector was a notable underperformer. Although the sector recovered nicely in November and December, it closed 2020 in the red due to its earlier weakness. Financial stocks were hurt by the combination of slowing growth and declining net interest margins (the difference between the rates at which they borrow and lend.) These trends led to negative returns for larger index constituents such as Wells Fargo & Co. and Bank of America Corp., as well as mid-sized regional banks. On the other hand, a number of brokers, asset managers, and insurance companies performed well and helped offset the weaker returns for banks.

Defensive sectors trailed the broader market in 2020, as the rotation to large growers came at the expense of sectors such as real estate and utilities. Both finished with narrow losses.

Energy was the weakest performer by a sizable margin. The category posted a loss of more than 30% due to weakness in oil prices for much of the year, along with concerns that domestic production may have peaked. With that said, an impressive rally in November and December helped the sector finish well above its earlier lows. All 28 energy stocks in the S&P 500 Index lost ground, with 26 posting declines in the double digits. The overall impact of the sector’s downturn was relatively limited, however, as it has fallen to an index weighting of less than 3%.

DWS S&P 500 Index Fund	|	7

Subadvisor

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the Fund.

Portfolio Manager

Brent Reeder. Senior Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the Fund. Began managing the Fund in 2007.

–	Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

8	|	DWS S&P 500 Index Fund

Performance Summary	December 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
Unadjusted for Sales Charge	17.80%	14.63%	13.23%
Adjusted for the Maximum Sales Charge (max 4.50% load)	12.50%	13.58%	12.71%
S&P 500® Index†	18.40%	15.22%	13.88%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
Unadjusted for Sales Charge	16.91%	13.81%	12.44%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	16.91%	13.81%	12.44%
S&P 500® Index†	18.40%	15.22%	13.88%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 12/31/20
No Sales Charges		18.14%	15.19%
S&P 500® Index†		18.40%	15.28%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/20
No Sales Charges	18.08%	14.93%	13.54%
S&P 500® Index†	18.40%	15.22%	13.88%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.58%, 1.30%, 0.25% and 0.33% for Class A, Class C, Class R6 and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DWS S&P 500 Index Fund	|	9

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on March 31, 2017.

†

Standard & Poor’s 500® Index (S&P 500®) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class A	Class C	Class R6	Class S

Net Asset Value
12/31/20	$36.94	$36.85	$37.03	$37.03
12/31/19	$33.64	$33.57	$33.72	$33.72

Distribution Information as of 12/31/20
Income Dividends, Twelve Months	$.43	$.19	$.52	$.51
Capital Gain Distributions, Twelve Months	$2.05	$2.05	$2.05	$2.05

10	|	DWS S&P 500 Index Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	98%	98%
Cash Equivalents	2%	2%
Government & Agency Obligations	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/20	12/31/19
Information Technology	28%	23%
Health Care	13%	14%
Consumer Discretionary	13%	10%
Communication Services	11%	11%
Financials	10%	13%
Industrials	8%	9%
Consumer Staples	7%	7%
Utilities	3%	3%
Materials	3%	3%
Real Estate	2%	3%
Energy	2%	4%
	100%	100%

DWS S&P 500 Index Fund	|	11

Ten Largest Equity Holdings at December 31, 2020 (28.1% of Net Assets)
1	Apple, Inc.	6.6%
	Designs, manufactures and markets personal computers and related computing and mobile communication devices
2	Microsoft Corp.	5.2%
	Develops, manufactures, licenses, sells and supports software products
3	Amazon.com, Inc.	4.3%
	Online retailer offering wide range of products
4	Alphabet, Inc.	3.2%
	Provides Web-based search, maps, hardware products and various software applications
5	Facebook, Inc.	2.0%
	Operator of social networking Web site
6	Tesla, Inc.	1.7%
	Designs, manufactures and sells high-perfomance electric vehicles and electric vehicle powertrain components
7	Berkshire Hathaway, Inc.	1.4%
	Holding company of insurance business and a variety of other businesses
8	Johnson & Johnson	1.3%
	Provider of health care products
9	JPMorgan Chase & Co.	1.2%
	Provider of global financial services
10	Visa, Inc.	1.2%
	Operator of a retail electronic payments network and manages global financial services

Portfolio holdings and characteristics are subject to change.

DWS S&P 500 Index Fund (the “Fund”) is a feeder fund that invests substantially all of its assets in a “master portfolio,” the Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio’s net assets. The Asset Allocation, Sector Diversification and Ten Largest Equity Holdings at December 31, 2020 are based on the holdings of Deutsche DWS Equity 500 Index Portfolio.

For more complete details about the Portfolio’s investment portfolio, see page 32. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 74 for contact information.

12	|	DWS S&P 500 Index Fund

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in Deutsche DWS Equity 500 Index Portfolio, at value	$1,118,767,122
Receivable for Fund shares sold	461,003
Other assets	22,506
Total assets	1,119,250,631

Liabilities
Payable for Fund shares redeemed	5,664,415
Accrued Trustees’ fees	1,611
Other accrued expenses and payables	533,219
Total liabilities	6,199,245
Net assets, at value	$1,113,051,386

Net Assets Consist of
Distributable earnings (loss)	746,705,535
Paid-in capital	366,345,851
Net assets, at value	$1,113,051,386

Net Asset Value
Class A

Net Asset Value and redemption price per share ($196,882,296 ÷ 5,329,801 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$36.94

Maximum offering price per share (100 ÷ 95.50 of $36.94)	$38.68
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($83,886,915 ÷ 2,276,327 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$36.85
Class R6

Net Asset Value, offering and redemption price per share ($2,483,758 ÷ 67,078 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$37.03
Class S

Net Asset Value, offering and redemption price per share ($829,798,417 ÷ 22,411,028 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$37.03

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	13

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income and expenses allocated from Deutsche DWS Equity 500 Index Portfolio:

Dividends (net of foreign taxes withheld of $92,666)	$18,533,409
Interest	10,814
Income distributions — DWS Central Cash Management Government Fund	44,924
Securities lending income, net of borrower rebates	12,613
Expenses	(962,481)
Net investment income allocated from Deutsche DWS Equity 500 Index Portfolio	17,639,279
Expenses:

Administration fee	976,150
Services to shareholders	937,607
Distribution and service fees	1,207,152
Professional fees	60,947
Reports to shareholders	74,114
Registration fees	77,152
Trustees’ fees and expenses	3,963
Other	12,145
Total expenses before expense reductions	3,349,230
Expense reductions	(194,515)
Total expenses after expense reductions	3,154,715
Net investment income (loss)	14,484,564

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Deutsche DWS Equity 500 Index Portfolio:

Investments	93,418,374
Futures	3,177,894
96,596,268
Change in net unrealized appreciation (depreciation) allocated from Deutsche DWS Equity 500 Index Portfolio:

Investments	57,598,885
Futures	78,826
57,677,711
Net gain (loss)	154,273,979
Net increase (decrease) in net assets resulting from operations	$168,758,543

The accompanying notes are an integral part of the financial statements.

14	|	DWS S&P 500 Index Fund

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$14,484,564	$15,754,060
Net realized gain (loss)	96,596,268	73,405,127
Change in net unrealized appreciation (depreciation)	57,677,711	173,428,269
Net increase (decrease) in net assets resulting from operations	168,758,543	262,587,456
Distributions to shareholders:

Class A	(12,925,973)	(9,351,751)
Class C	(5,008,802)	(3,478,311)
Class R6	(153,317)	(217,077)
Class S	(55,780,648)	(38,991,530)
Total distributions	(73,868,740)	(52,038,669)
Fund share transactions:

Proceeds from shares sold	92,604,173	70,882,425
Reinvestment of distributions	69,151,613	48,759,146
Payments for shares redeemed	(204,307,889)	(147,635,555)
Net increase (decrease) in net assets from Fund share transactions	(42,552,103)	(27,993,984)
Increase (decrease) in net assets	52,337,700	182,554,803
Net assets at beginning of period	1,060,713,686	878,158,883
Net assets at end of period	$1,113,051,386	$1,060,713,686

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	15

Financial Highlights

DWS S&P 500 Index Fund — Class A

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$33.64	$27.04	$30.50	$26.69	$25.20
Income (loss) from investment operations:

Net investment income[a]	.44	.46	.45	.42	.42
Net realized and unrealized gain (loss)	5.34	7.77	(1.79)[d]	5.16	2.39
Total from investment operations	5.78	8.23	(1.34)	5.58	2.81
Less distributions from:

Net investment income	(.43)	(.42)	(.40)	(.43)	(.42)
Net realized gains	(2.05)	(1.21)	(1.72)	(1.34)	(.90)
Total distributions	(2.48)	(1.63)	(2.12)	(1.77)	(1.32)
Net asset value, end of period	$36.94	$33.64	$27.04	$30.50	$26.69
Total Return (%)[b]	17.80 [c]	30.74 [c]	(4.55)[d]	21.09	11.18 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	191	166	199	192
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.55	.58	.57	.59	.61
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.54	.56	.57	.59	.61
Ratio of net investment income (%)	1.32	1.47	1.44	1.45	1.63
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	4	3	3	6	3

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

16	|	DWS S&P 500 Index Fund

DWS S&P 500 Index Fund — Class C

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$33.57	$26.98	$30.43	$26.64	$25.15
Income (loss) from investment operations:

Net investment income[a]	.19	.23	.22	.21	.24
Net realized and unrealized gain (loss)	5.33	7.76	(1.77)[c]	5.14	2.38
Total from investment operations	5.52	7.99	(1.55)	5.35	2.62
Less distributions from:

Net investment income	(.19)	(.19)	(.18)	(.22)	(.23)
Net realized gains	(2.05)	(1.21)	(1.72)	(1.34)	(.90)
Total distributions	(2.24)	(1.40)	(1.90)	(1.56)	(1.13)
Net asset value, end of period	$36.85	$33.57	$26.98	$30.43	$26.64
Total Return (%)[b]	16.91	29.81	(5.22)[c]	20.20	10.44

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	85	70	92	69
Ratio of expenses including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	1.27	1.30	1.28	1.30	1.31
Ratio of net investment income (%)	.59	.73	.72	.74	.93
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	4	3	3	6	3

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	17

DWS S&P 500 Index Fund — Class R6

	Years Ended December 31,			Period Ended
	2020	2019	2018	12/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$33.72	$27.10	$30.55	$28.24
Income (loss) from investment operations:

Net investment income[b]	.54	.55	.58	.38
Net realized and unrealized gain	5.34	7.81	(1.81)[e]	3.68
Total from investment operations	5.88	8.36	(1.23)	4.06
Less distributions from:

Net investment income	(.52)	(.53)	(.50)	(.41)
Net realized gains	(2.05)	(1.21)	(1.72)	(1.34)
Total distributions	(2.57)	(1.74)	(2.22)	(1.75)
Net asset value, end of period	$37.03	$33.72	$27.10	$30.55
Total Return (%)	18.14	31.18	(4.22)[e]	14.53	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	11	.05
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.23	.25	.24	.40	*
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.23	.25	.24	.35	*
Ratio of net investment income (%)	1.61	1.79	1.83	1.67	*
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	4	3	3	6	[d]

[a]	For the period from March 31, 2017 (commencement of operations) to December 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Deutsche DWS Equity 500 Index Portfolio’s turnover rate for the year ended December 31, 2017.

[e]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

*	Annualized

**	Not Annualized

The accompanying notes are an integral part of the financial statements.

18	|	DWS S&P 500 Index Fund

DWS S&P 500 Index Fund — Class S

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$33.72	$27.09	$30.56	$26.75	$25.25
Income (loss) from investment operations:

Net investment income[a]	.52	.54	.53	.49	.49
Net realized and unrealized gain (loss)	5.35	7.81	(1.80)[b]	5.17	2.40
Total from investment operations	5.87	8.35	(1.27)	5.66	2.89
Less distributions from:

Net investment income	(.51)	(.51)	(.48)	(.51)	(.49)
Net realized gains	(2.05)	(1.21)	(1.72)	(1.34)	(.90)
Total distributions	(2.56)	(1.72)	(2.20)	(1.85)	(1.39)
Net asset value, end of period	$37.03	$33.72	$27.09	$30.56	$26.75
Total Return (%)	18.08 [c]	31.13 [c]	(4.33)[b]	21.38	11.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	830	783	632	722	635
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.31	.33	.32	.34	.33
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.29	.31	.32	.34	.33
Ratio of net investment income (%)	1.57	1.72	1.69	1.70	1.90
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	4	3	3	6	3

[a]	Based on average shares outstanding during the period.

[b]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	19

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Index Fund (the “Fund”) is a diversified series of the Deutsche DWS Institutional Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”), a diversified open-end management investment company registered under the 1940 Act and organized as a New York trust advised by DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2020, the Fund owned approximately 65% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may

20	|	DWS S&P 500 Index Fund

result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss)

DWS S&P 500 Index Fund	|	21

on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$4,140,265
Undistributed net long-term capital gains	$5,517,062

At December 31, 2020, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$14,048,108	$15,323,737
Distributions from long-term capital gains	$59,820,632	$36,714,932

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Under the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the

22	|	DWS S&P 500 Index Fund

Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee (exclusive of any applicable waivers/reimbursements) of 0.15% of the Fund’s average daily net assets, accrued daily and payable monthly.

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.54%
Class C	1.29%
Class R6	.29%
Class S	.29%

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$25,863
Class S	168,652
$194,515

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $976,150, of which $90,556 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

DWS S&P 500 Index Fund	|	23

fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2020
Class A	$29,630	$5,066
Class C	3,407	420
Class R6	163	42
Class S	323,696	57,295
	$356,896	$62,823

In addition, for the year ended December 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$126,205
Class C	33,650
Class S	315,617
$475,472

Distribution and Service Agreement. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2020
Class C	$590,003	$52,542

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2020	Annual Rate
Class A	$420,893	$83,688	.24%
Class C	196,256	32,992	.25%
	$617,149	$116,680

24	|	DWS S&P 500 Index Fund

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid to DDI in connection with the distribution of Class A shares for the year ended December 31, 2020 aggregated $10,871.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended December 31, 2020, the CDSC for Class C shares aggregated $17,739. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2020, DDl received $4,128 for Class A shares.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $24,172, of which $10,789 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,229,155	$40,380,362	740,967	$23,092,728
Class C	404,556	12,574,428	320,541	9,874,075
Class R6	27,942	961,370	52,392	1,627,241
Class S	1,199,307	38,688,013	1,150,823	36,288,381
		$92,604,173		$70,882,425

Shares issued to shareholders in reinvestment of distributions
Class A	338,868	$11,736,984	262,540	$8,540,392
Class C	143,008	4,973,624	103,842	3,386,371
Class R6	4,034	140,400	6,820	217,076
Class S	1,512,303	52,300,605	1,123,811	36,615,307
		$69,151,613		$48,759,146

DWS S&P 500 Index Fund	|	25

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(1,912,773)	$(62,672,335)	(1,467,817)	$(45,962,553)
Class C	(809,067)	(25,580,921)	(478,451)	(14,938,238)
Class R6	(9,049)	(303,685)	(405,223)	(12,388,451)
Class S	(3,526,331)	(115,750,948)	(2,364,578)	(74,346,313)
		$(204,307,889)		$(147,635,555)

Net Increase (decrease)
Class A	(344,750)	$(10,554,989)	(464,310)	$(14,329,433)
Class C	(261,503)	(8,032,869)	(54,068)	(1,677,792)
Class R6	22,927	798,085	(346,011)	(10,544,134)
Class S	(814,721)	(24,762,330)	(89,944)	(1,442,625)
		$(42,552,103)		$(27,993,984)

D. Other — Covid-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

26	|	DWS S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Institutional Funds and Shareholders of DWS S&P 500 Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS S&P 500 Index Fund (the “Fund”) (one of the funds constituting Deutsche DWS Institutional Funds) (the “Trust”) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Institutional Funds) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS S&P 500 Index Fund	|	27

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

28	|	DWS S&P 500 Index Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six months period, the Fund limited these expense for Class A and Class S; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS S&P 500 Index Fund	|	29

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020 (Unaudited)

Actual Fund Return*	Class A	Class C	Class R6	Class S
Beginning Account Value 7/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,218.30	$1,213.90	$1,220.30	$1,220.00
Expenses Paid per $1,000**	$3.01	$7.01	$1.23	$1.62

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S
Beginning Account Value 7/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,022.42	$1,018.80	$1,024.03	$1,023.68
Expenses Paid per $1,000**	$2.75	$6.39	$1.12	$1.48

*	Expenses include amounts allocated proportionally from the master portfolio.

**

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S
DWS S&P 500 Index Fund	.54%	1.26%	.22%	.29%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund paid distributions of $2.05 per share from net long-term capital gains during its year ended December 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $58,941,000 as capital gain dividends for its year ended December 31, 2020.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $19,839,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

30	|	DWS S&P 500 Index Fund

(The following financial statements of the

Deutsche DWS Equity 500 Index Portfolio should be read in

conjunction with the Fund’s financial statements.)

Deutsche DWS Equity 500 Index Portfolio	|	31

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 98.2%
Communication Services 10.6%

Diversified Telecommunication Services 1.4%

AT&T, Inc.	382,290	10,994,660

CenturyLink, Inc.	52,544	512,304

Verizon Communications, Inc.	222,213	13,055,014

		24,561,978

Entertainment 2.2%

Activision Blizzard, Inc.	41,478	3,851,232

Electronic Arts, Inc.	15,535	2,230,826

Live Nation Entertainment, Inc.*	7,773	571,160

Netflix, Inc.*	23,712	12,821,790

Take-Two Interactive Software, Inc.*	6,167	1,281,441

Walt Disney Co.*	97,164	17,604,174

		38,360,623

Interactive Media & Services 5.4%

Alphabet, Inc. “A”*	16,143	28,292,867

Alphabet, Inc. “C”*	15,584	27,301,298

Facebook, Inc. “A”*	129,054	35,252,391

Twitter, Inc.*	42,588	2,306,140

		93,152,696

Media 1.3%

Charter Communications, Inc. “A”*	7,838	5,185,229

Comcast Corp. “A”	245,055	12,840,882

Discovery, Inc. “C”*	15,575	407,909

Discovery, Inc. “A”* (a)	8,502	255,825

DISH Network Corp. “A”*	13,573	438,951

Fox Corp. “A”	17,837	519,413

Fox Corp. “B”*	8,354	241,264

Interpublic Group of Companies, Inc.	20,462	481,266

News Corp. “A”	21,056	378,376

News Corp. “B”	6,287	111,720

Omnicom Group, Inc.	11,315	705,717

ViacomCBS, Inc. “B”	30,195	1,125,066

		22,691,618

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc.*	31,332	4,225,120

The accompanying notes are an integral part of the financial statements.

32	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Consumer Discretionary 12.5%

Auto Components 0.2%

Aptiv PLC	14,448	1,882,430

BorgWarner, Inc.	13,448	519,630

		2,402,060

Automobiles 1.9%

Ford Motor Co.	209,419	1,840,793

General Motors Co.	67,550	2,812,782

Tesla, Inc.*	40,704	28,723,592

		33,377,167

Distributors 0.1%

Genuine Parts Co.	7,661	769,394

LKQ Corp.*	14,905	525,252

Pool Corp.	2,153	801,993

		2,096,639

Hotels, Restaurants & Leisure 1.7%

Carnival Corp.	39,647	858,754

Chipotle Mexican Grill, Inc.*	1,502	2,082,839

Darden Restaurants, Inc.	6,965	829,671

Domino’s Pizza, Inc.	2,117	811,785

Hilton Worldwide Holdings, Inc.	14,777	1,644,089

Las Vegas Sands Corp.	17,528	1,044,669

Marriott International, Inc. “A”	14,247	1,879,464

McDonald’s Corp.	40,035	8,590,710

MGM Resorts International	22,524	709,731

Norwegian Cruise Line Holdings Ltd.* (a)	17,362	441,516

Royal Caribbean Cruises Ltd.	9,802	732,111

Starbucks Corp.	63,045	6,744,554

Wynn Resorts Ltd.	5,340	602,512

Yum! Brands, Inc.	16,116	1,749,553

		28,721,958

Household Durables 0.4%

D.R. Horton, Inc.	17,743	1,222,848

Garmin Ltd.	7,922	947,947

Leggett & Platt, Inc.	7,284	322,681

Lennar Corp. “A”	14,614	1,114,025

Mohawk Industries, Inc.*	3,290	463,726

Newell Brands, Inc.	20,775	441,053

NVR, Inc.*	187	762,934

PulteGroup, Inc.	14,754	636,192

Whirlpool Corp.	3,427	618,539

		6,529,945

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	33

	Shares	Value ($)

Internet & Direct Marketing Retail 4.8%

Amazon.com, Inc.*	22,895	74,567,412

Booking Holdings, Inc.*	2,197	4,893,312

eBay, Inc.	35,141	1,765,835

Etsy, Inc.*	6,839	1,216,727

Expedia Group, Inc.	7,282	964,137

		83,407,423

Leisure Products 0.0%
Hasbro, Inc.	7,011	655,809

Multiline Retail 0.5%

Dollar General Corp.	13,155	2,766,497

Dollar Tree, Inc.*	12,606	1,361,952

Target Corp.	26,880	4,745,126

		8,873,575

Specialty Retail 2.2%

Advance Auto Parts, Inc.	3,614	569,241

AutoZone, Inc.*	1,240	1,469,946

Best Buy Co., Inc.	12,361	1,233,504

CarMax, Inc.*	8,972	847,495

Home Depot, Inc.	57,804	15,353,898

L Brands, Inc.	12,842	477,594

Lowe’s Companies, Inc.	39,322	6,311,574

O’Reilly Automotive, Inc.*	3,881	1,756,424

Ross Stores, Inc.	19,082	2,343,460

The Gap, Inc.	10,800	218,052

Tiffany & Co.	5,790	761,096

TJX Companies, Inc.	64,404	4,398,149

Tractor Supply Co.	6,232	876,095

Ulta Beauty, Inc.*	3,016	866,075

		37,482,603

Textiles, Apparel & Luxury Goods 0.7%

Hanesbrands, Inc.	19,154	279,265

NIKE, Inc. “B”	67,254	9,514,423

PVH Corp.	3,903	366,453

Ralph Lauren Corp.	2,650	274,911

Tapestry, Inc.	15,197	472,323

Under Armour, Inc. “A”*	10,372	178,087

Under Armour, Inc. “C”*	10,698	159,186

VF Corp.	16,999	1,451,885

		12,696,533

Consumer Staples 6.4%

Beverages 1.6%

Brown-Forman Corp. “B”	9,791	777,699

The accompanying notes are an integral part of the financial statements.

34	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Coca-Cola Co.	207,595	11,384,510

Constellation Brands, Inc. “A”	9,080	1,988,974

Molson Coors Beverage Co. “B”	10,170	459,582

Monster Beverage Corp.*	19,753	1,826,757

PepsiCo, Inc.	74,215	11,006,085

		27,443,607

Food & Staples Retailing 1.4%

Costco Wholesale Corp.*	23,707	8,932,324

Kroger Co.	41,182	1,307,940

Sysco Corp.	27,299	2,027,224

Walgreens Boots Alliance, Inc.	38,331	1,528,640

Walmart, Inc.	74,522	10,742,346

		24,538,474

Food Products 1.0%

Archer-Daniels-Midland Co.	29,552	1,489,716

Campbell Soup Co.	11,138	538,522

Conagra Brands, Inc.	26,210	950,375

General Mills, Inc.	32,760	1,926,288

Hormel Foods Corp.	15,131	705,256

J M Smucker Co.	6,120	707,472

Kellogg Co.	13,668	850,560

Kraft Heinz Co.	34,719	1,203,361

Lamb Weston Holdings, Inc.	7,995	629,526

McCormick & Co., Inc.	13,344	1,275,686

Mondelez International, Inc. “A”	76,836	4,492,601

The Hershey Co.	7,917	1,205,997

Tyson Foods, Inc. “A”	15,698	1,011,579

		16,986,939

Household Products 1.6%

Church & Dwight Co., Inc.	13,352	1,164,695

Clorox Co.	6,698	1,352,460

Colgate-Palmolive Co.	46,094	3,941,498

Kimberly-Clark Corp.	18,278	2,464,423

Procter & Gamble Co.	133,216	18,535,674

		27,458,750

Personal Products 0.2%
Estee Lauder Companies, Inc. “A”	12,165	3,238,202

Tobacco 0.6%

Altria Group, Inc.	99,648	4,085,568

Philip Morris International, Inc.	83,542	6,916,442

		11,002,010

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	35

	Shares	Value ($)
Energy 2.2%

Energy Equipment & Services 0.2%

Baker Hughes Co.	36,107	752,831

Halliburton Co.	48,274	912,379

Nov, Inc.	21,361	293,287

Schlumberger NV	73,986	1,615,114

TechnipFMC PLC	23,236	218,418

		3,792,029

Oil, Gas & Consumable Fuels 2.0%

Apache Corp.	20,765	294,655

Cabot Oil & Gas Corp.	22,012	358,355

Chevron Corp.	103,440	8,735,508

Concho Resources, Inc.	10,472	611,041

ConocoPhillips	57,237	2,288,908

Devon Energy Corp.	21,059	332,943

Diamondback Energy, Inc.	8,683	420,257

EOG Resources., Inc.	31,082	1,550,059

Exxon Mobil Corp.	227,041	9,358,630

Hess Corp.	14,636	772,634

HollyFrontier Corp.	8,200	211,970

Kinder Morgan, Inc.	103,665	1,417,101

Marathon Oil Corp.	43,430	289,678

Marathon Petroleum Corp.	34,597	1,430,932

Occidental Petroleum Corp.	44,857	776,475

ONEOK, Inc.	23,825	914,404

Phillips 66	23,281	1,628,273

Pioneer Natural Resources Co.	8,789	1,000,979

Valero Energy Corp.	21,891	1,238,374

Williams Companies, Inc.	64,462	1,292,463

		34,923,639

Financials 10.3%

Banks 3.8%

Bank of America Corp.	408,716	12,388,182

Citigroup, Inc.	111,676	6,885,942

Citizens Financial Group, Inc.	22,663	810,429

Comerica, Inc.	7,649	427,273

Fifth Third Bancorp.	38,046	1,048,928

First Republic Bank	9,362	1,375,559

Huntington Bancshares, Inc.	53,974	681,692

JPMorgan Chase & Co.	163,748	20,807,458

KeyCorp	51,816	850,301

M&T Bank Corp.	6,827	869,077

People’s United Financial, Inc.	23,369	302,161

PNC Financial Services Group, Inc.	22,714	3,384,386

The accompanying notes are an integral part of the financial statements.

36	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Regions Financial Corp.	51,188	825,151

SVB Financial Group*	2,781	1,078,555

Truist Financial Corp.	72,337	3,467,113

U.S. Bancorp.	73,492	3,423,992

Wells Fargo & Co.	221,740	6,692,113

Zions Bancorp. NA	9,021	391,872

		65,710,184

Capital Markets 2.7%

Ameriprise Financial, Inc.	6,335	1,231,080

Bank of New York Mellon Corp.	43,593	1,850,087

BlackRock, Inc.	7,619	5,497,413

Cboe Global Markets, Inc.	5,960	554,995

Charles Schwab Corp.	80,049	4,245,799

CME Group, Inc.*	19,261	3,506,465

Franklin Resources., Inc.	14,716	367,753

Intercontinental Exchange, Inc.	30,130	3,473,688

Invesco Ltd.	20,714	361,045

MarketAxess Holdings, Inc.	2,038	1,162,801

Moody’s Corp.	8,678	2,518,703

Morgan Stanley	76,707	5,256,731

MSCI, Inc.	4,453	1,988,398

Nasdaq, Inc.	6,175	819,669

Northern Trust Corp.	11,145	1,038,045

Raymond James Financial, Inc.	6,504	622,238

S&P Global, Inc.	12,931	4,250,808

State Street Corp.	18,891	1,374,887

T. Rowe Price Group, Inc.	12,153	1,839,843

The Goldman Sachs Group, Inc.	18,453	4,866,240

		46,826,688

Consumer Finance 0.6%

American Express Co.	35,002	4,232,092

Capital One Financial Corp.	24,506	2,422,418

Discover Financial Services	16,278	1,473,647

Synchrony Financial	29,029	1,007,597

		9,135,754

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc. “B”*	104,510	24,232,734

Insurance 1.8%

Aflac, Inc.	34,892	1,551,647

Allstate Corp.	16,287	1,790,430

American International Group, Inc.	46,085	1,744,778

Aon PLC “A”	12,275	2,593,339

Arthur J. Gallagher & Co.	10,326	1,277,430

Assurant, Inc.	3,282	447,074

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	37

	Shares	Value ($)

Chubb Ltd.	24,221	3,728,096

Cincinnati Financial Corp.	8,230	719,055

Everest Re Group Ltd.	2,199	514,764

Globe Life, Inc.	5,142	488,284

Hartford Financial Services Group, Inc.	19,143	937,624

Lincoln National Corp.	9,994	502,798

Loews Corp.	12,397	558,113

Marsh & McLennan Companies, Inc.	27,244	3,187,548

MetLife, Inc.	40,980	1,924,011

Principal Financial Group, Inc.	14,045	696,773

Progressive Corp.	31,459	3,110,666

Prudential Financial, Inc.	21,089	1,646,418

The Travelers Companies, Inc.	13,565	1,904,119

Unum Group	11,199	256,905

W.R. Berkley Corp.	7,737	513,892

Willis Towers Watson PLC	6,853	1,443,790

		31,537,554

Health Care 13.2%

Biotechnology 1.8%

AbbVie, Inc.	94,750	10,152,462

Alexion Pharmaceuticals, Inc.*	11,741	1,834,414

Amgen, Inc.	31,266	7,188,679

Biogen, Inc.*	8,257	2,021,809

Gilead Sciences, Inc.	67,305	3,921,189

Incyte Corp.*	9,976	867,712

Regeneron Pharmaceuticals, Inc.*	5,634	2,721,842

Vertex Pharmaceuticals, Inc.*	13,958	3,298,834

		32,006,941

Health Care Equipment & Supplies 3.7%

Abbott Laboratories	95,211	10,424,652

ABIOMED, Inc.*	2,479	803,692

Align Technology, Inc.*	3,848	2,056,294

Baxter International, Inc.	27,225	2,184,534

Becton, Dickinson & Co.	15,565	3,894,674

Boston Scientific Corp.*	76,800	2,760,960

Danaher Corp.	33,970	7,546,096

DENTSPLY SIRONA, Inc.	12,021	629,420

DexCom, Inc.*	5,126	1,895,185

Edwards Lifesciences Corp.*	33,436	3,050,366

Hologic, Inc.*	13,569	988,230

IDEXX Laboratories, Inc.*	4,573	2,285,905

Intuitive Surgical, Inc.*	6,309	5,161,393

Medtronic PLC	72,237	8,461,842

ResMed, Inc.	7,734	1,643,939

The accompanying notes are an integral part of the financial statements.

38	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

STERIS PLC	4,579	867,904

Stryker Corp.	17,547	4,299,717

Teleflex, Inc.	2,494	1,026,456

The Cooper Companies, Inc.	2,627	954,442

Varian Medical Systems, Inc.*	4,900	857,549

West Pharmaceutical Services, Inc.	3,979	1,127,290

Zimmer Biomet Holdings, Inc.	11,055	1,703,465

		64,624,005

Health Care Providers & Services 2.6%

AmerisourceBergen Corp.	7,912	773,477

Anthem, Inc.	13,344	4,284,625

Cardinal Health, Inc.	15,736	842,820

Centene Corp.*	31,060	1,864,532

Cigna Corp.	19,378	4,034,112

CVS Health Corp.	70,242	4,797,529

DaVita, Inc.*	3,963	465,256

HCA Healthcare, Inc.	14,147	2,326,616

Henry Schein, Inc.*	7,855	525,185

Humana, Inc.	7,100	2,912,917

Laboratory Corp. of America Holdings*	5,219	1,062,327

McKesson Corp.	8,618	1,498,843

Quest Diagnostics, Inc.	7,220	860,407

UnitedHealth Group, Inc.	50,969	17,873,809

Universal Health Services, Inc. “B”	4,275	587,813

		44,710,268

Health Care Technology 0.1%
Cerner Corp.	16,395	1,286,680

Life Sciences Tools & Services 1.2%

Agilent Technologies, Inc.	16,440	1,947,976

Bio-Rad Laboratories, Inc. “A”*	1,177	686,120

Illumina, Inc.*	7,833	2,898,210

IQVIA Holdings, Inc.*	10,237	1,834,163

Mettler-Toledo International, Inc.*	1,274	1,451,952

PerkinElmer, Inc.	6,012	862,722

Thermo Fisher Scientific, Inc.	21,288	9,915,525

Waters Corp.*	3,324	822,424

		20,419,092

Pharmaceuticals 3.8%

Bristol-Myers Squibb Co.	121,266	7,522,130

Catalent, Inc.*	8,837	919,667

Eli Lilly & Co.	42,613	7,194,779

Johnson & Johnson	141,354	22,246,292

Merck & Co., Inc.	135,786	11,107,295

Perrigo Co. PLC	7,446	332,985

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	39

	Shares	Value ($)

Pfizer, Inc.	298,312	10,980,865

Viatris, Inc.*	64,604	1,210,679

Zoetis, Inc.	25,516	4,222,898

		65,737,590

Industrials 8.2%

Aerospace & Defense 1.6%

Boeing Co.	28,472	6,094,716

General Dynamics Corp.	12,454	1,853,404

Howmet Aerospace, Inc.	20,862	595,402

Huntington Ingalls Industries, Inc.	2,228	379,829

L3Harris Technologies, Inc.	11,281	2,132,335

Lockheed Martin Corp.	13,224	4,694,256

Northrop Grumman Corp.	8,325	2,536,794

Raytheon Technologies Corp.	81,433	5,823,274

Teledyne Technologies, Inc.*	1,977	774,944

Textron, Inc.	12,545	606,300

TransDigm Group, Inc.*	2,900	1,794,665

		27,285,919

Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	7,417	696,234

Expeditors International of Washington, Inc.	9,224	877,295

FedEx Corp.	12,959	3,364,415

United Parcel Service, Inc. “B”	38,387	6,464,371

		11,402,315

Airlines 0.2%

Alaska Air Group, Inc.	6,802	353,704

American Airlines Group, Inc. (a)	33,060	521,356

Delta Air Lines, Inc.	33,829	1,360,264

Southwest Airlines Co.	31,358	1,461,596

United Airlines Holdings, Inc.*	16,058	694,509

		4,391,429

Building Products 0.4%

A.O. Smith Corp.	7,448	408,299

Allegion PLC	5,074	590,512

Carrier Global Corp.	43,475	1,639,877

Fortune Brands Home & Security, Inc.	7,600	651,472

Johnson Controls International PLC	38,816	1,808,438

Masco Corp.	14,032	770,778

Trane Technologies PLC	12,807	1,859,064

		7,728,440

Commercial Services & Supplies 0.4%

Cintas Corp.	4,715	1,666,564

Copart, Inc.*	11,134	1,416,801

The accompanying notes are an integral part of the financial statements.

40	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Republic Services, Inc.	11,290	1,087,227

Rollins, Inc.*	12,102	472,825

Waste Management, Inc.	20,876	2,461,907

		7,105,324

Construction & Engineering 0.1%

Jacobs Engineering Group, Inc.	6,948	757,054

Quanta Services, Inc.	7,595	546,992

		1,304,046

Electrical Equipment 0.5%

AMETEK, Inc.	12,361	1,494,939

Eaton Corp. PLC	21,431	2,574,720

Emerson Electric Co.	32,050	2,575,859

Rockwell Automation, Inc.	6,177	1,549,254

		8,194,772

Industrial Conglomerates 1.2%

3M Co.	30,961	5,411,673

General Electric Co.	470,039	5,076,421

Honeywell International, Inc.	37,675	8,013,473

Roper Technologies, Inc.	5,627	2,425,743

		20,927,310

Machinery 1.6%

Caterpillar, Inc.	29,161	5,307,885

Cummins, Inc.	7,901	1,794,317

Deere & Co.	16,833	4,528,919

Dover Corp.	7,702	972,377

Flowserve Corp.	7,171	264,251

Fortive Corp.	18,070	1,279,717

IDEX Corp.	4,053	807,358

Illinois Tool Works, Inc.	15,491	3,158,305

Ingersoll Rand, Inc.*	19,909	907,054

Otis Worldwide Corp.	21,630	1,461,106

PACCAR, Inc.	18,463	1,592,988

Parker-Hannifin Corp.	6,890	1,876,905

Pentair PLC	9,128	484,606

Snap-on, Inc.	2,996	512,735

Stanley Black & Decker, Inc.	8,584	1,532,759

Westinghouse Air Brake Technologies Corp.	9,498	695,254

Xylem, Inc.	9,664	983,699

		28,160,235

Professional Services 0.3%

Equifax, Inc.	6,529	1,259,052

IHS Markit Ltd.	19,950	1,792,109

Nielsen Holdings PLC	19,626	409,595

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	41

	Shares	Value ($)

Robert Half International, Inc.	6,180	386,126

Verisk Analytics, Inc.	8,679	1,801,674

		5,648,556

Road & Rail 1.0%

CSX Corp.	40,987	3,719,570

J.B. Hunt Transport Services, Inc.	4,586	626,677

Kansas City Southern	4,990	1,018,609

Norfolk Southern Corp.	13,610	3,233,872

Old Dominion Freight Line, Inc.	5,144	1,004,006

Union Pacific Corp.	36,138	7,524,654

		17,127,388

Trading Companies & Distributors 0.2%

Fastenal Co.*	30,546	1,491,561

United Rentals, Inc.*	3,853	893,549

W.W. Grainger, Inc.	2,420	988,183

		3,373,293

Information Technology 27.1%

Communications Equipment 0.8%

Arista Networks, Inc.*	2,918	847,883

Cisco Systems, Inc.	226,727	10,146,033

F5 Networks, Inc.*	3,366	592,214

Juniper Networks, Inc.	18,235	410,470

Motorola Solutions, Inc.	9,041	1,537,513

		13,534,113

Electronic Equipment, Instruments & Components 0.6%

Amphenol Corp. “A”	16,017	2,094,543

CDW Corp.	7,665	1,010,170

Corning, Inc.	40,941	1,473,876

FLIR Systems, Inc.	7,214	316,190

IPG Photonics Corp.*	1,910	427,439

Keysight Technologies, Inc.*	9,891	1,306,502

TE Connectivity Ltd.	17,710	2,144,150

Vontier Corp.*	7,418	247,761

Zebra Technologies Corp. “A”*	2,857	1,098,031

		10,118,662

IT Services 5.4%

Accenture PLC “A”	34,019	8,886,103

Akamai Technologies, Inc.*	8,729	916,458

Automatic Data Processing, Inc.	23,014	4,055,067

Broadridge Financial Solutions, Inc.	6,202	950,146

Cognizant Technology Solutions Corp. “A”	28,679	2,350,244

DXC Technology Co.	13,984	360,088

Fidelity National Information Services, Inc.	33,303	4,711,042

The accompanying notes are an integral part of the financial statements.

42	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Fiserv, Inc.*	30,838	3,511,215

FleetCor Technologies, Inc.*	4,445	1,212,729

Gartner, Inc.*	4,777	765,228

Global Payments, Inc.	16,053	3,458,137

International Business Machines Corp.	47,784	6,015,050

Jack Henry & Associates, Inc.	4,084	661,567

Leidos Holdings, Inc.	7,160	752,659

MasterCard, Inc. “A”	47,233	16,859,347

Paychex, Inc.	17,096	1,593,005

PayPal Holdings, Inc.*	62,895	14,730,009

VeriSign, Inc.*	5,329	1,153,196

Visa, Inc. “A”	91,061	19,917,773

Western Union Co.	22,611	496,085

		93,355,148

Semiconductors & Semiconductor Equipment 5.0%

Advanced Micro Devices, Inc.*	64,588	5,923,365

Analog Devices, Inc.	19,835	2,930,225

Applied Materials, Inc.	49,014	4,229,908

Broadcom, Inc.	21,712	9,506,599

Intel Corp.	219,947	10,957,760

KLA Corp.	8,293	2,147,141

Lam Research Corp.	7,731	3,651,119

Maxim Integrated Products, Inc.	14,348	1,271,950

Microchip Technology, Inc.	13,889	1,918,210

Micron Technology, Inc.*	59,739	4,491,178

NVIDIA Corp.	33,235	17,355,317

Qorvo, Inc.*	6,118	1,017,240

QUALCOMM, Inc.	60,732	9,251,913

Skyworks Solutions, Inc.	8,851	1,353,141

Teradyne, Inc.	8,912	1,068,460

Texas Instruments, Inc.	49,316	8,094,235

Xilinx, Inc.	13,112	1,858,888

		87,026,649

Software 8.4%

Adobe, Inc.*	25,762	12,884,091

ANSYS, Inc.*	4,574	1,664,021

Autodesk, Inc.*	11,796	3,601,791

Cadence Design Systems, Inc.*	14,939	2,038,128

Citrix Systems, Inc.	6,603	859,050

Fortinet, Inc.*	7,220	1,072,387

Intuit, Inc.	14,107	5,358,544

Microsoft Corp.	405,890	90,278,054

NortonLifeLock, Inc.	32,513	675,620

Oracle Corp.	101,824	6,586,994

Paycom Software, Inc.*	2,627	1,188,061

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	43

	Shares	Value ($)

salesforce.com, Inc.*	49,117	10,930,006

ServiceNow, Inc.*	10,460	5,757,498

Synopsys, Inc.*	8,147	2,112,028

Tyler Technologies, Inc.*	2,162	943,756

		145,950,029

Technology Hardware, Storage & Peripherals 6.9%

Apple, Inc.	857,894	113,833,955

Hewlett Packard Enterprise Co.	68,183	807,968

HP, Inc.	73,475	1,806,750

NetApp, Inc.	12,214	809,055

Seagate Technology PLC	11,942	742,315

Western Digital Corp.	16,643	921,856

Xerox Holding Corp.	8,725	202,333

		119,124,232

Materials 2.6%

Chemicals 1.8%

Air Products & Chemicals, Inc.	11,865	3,241,755

Albemarle Corp.	5,711	842,487

Celanese Corp.	6,240	810,826

CF Industries Holdings, Inc.	11,767	455,501

Corteva, Inc.	39,902	1,545,005

Dow, Inc.	39,736	2,205,348

DuPont de Nemours, Inc.	39,340	2,797,467

Eastman Chemical Co.	7,219	723,921

Ecolab, Inc.	13,334	2,884,944

FMC Corp.	6,931	796,580

International Flavors & Fragrances, Inc. (a)	5,883	640,306

Linde PLC	28,184	7,426,766

LyondellBasell Industries NV “A”	13,717	1,257,300

PPG Industries, Inc.	12,632	1,821,787

The Mosaic Co.	18,409	423,591

The Sherwin-Williams Co.	4,392	3,227,725

		31,101,309

Construction Materials 0.1%

Martin Marietta Materials, Inc.	3,337	947,608

Vulcan Materials Co.	7,101	1,053,149

		2,000,757

Containers & Packaging 0.4%

Amcor PLC	84,110	989,975

Avery Dennison Corp.	4,481	695,048

Ball Corp.	17,413	1,622,543

International Paper Co.	21,045	1,046,357

Packaging Corp. of America	5,089	701,824

The accompanying notes are an integral part of the financial statements.

44	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Sealed Air Corp.	8,342	381,980

Westrock Co.	14,267	621,043

		6,058,770

Metals & Mining 0.3%

Freeport-McMoRan Copper & Gold, Inc.	77,841	2,025,423

Newmont Corp.	43,265	2,591,141

Nucor Corp.	16,158	859,444

		5,476,008

Real Estate 2.4%

Equity Real Estate Investment Trusts (REITs) 2.3%

Alexandria Real Estate Equities, Inc.	6,734	1,200,134

American Tower Corp.	23,858	5,355,167

AvalonBay Communities, Inc.	7,433	1,192,476

Boston Properties, Inc.	7,547	713,418

Crown Castle International Corp.	23,088	3,675,379

Digital Realty Trust, Inc.	15,043	2,098,649

Duke Realty Corp.	19,955	797,601

Equinix, Inc.	4,787	3,418,780

Equity Residential	18,323	1,086,188

Essex Property Trust, Inc.	3,488	828,121

Extra Space Storage, Inc.	6,938	803,837

Federal Realty Investment Trust	3,787	322,349

Healthpeak Properties, Inc.	28,584	864,094

Host Hotels & Resorts, Inc.	38,799	567,629

Iron Mountain, Inc. (a)	15,852	467,317

Kimco Realty Corp.	23,794	357,148

Mid-America Apartment Communities, Inc.	6,112	774,329

Prologis, Inc.	39,687	3,955,206

Public Storage	8,146	1,881,156

Realty Income Corp.	18,982	1,180,111

Regency Centers Corp.	8,612	392,621

SBA Communications Corp.	5,973	1,685,163

Simon Property Group, Inc.	17,554	1,497,005

SL Green Realty Corp.	3,885	231,468

UDR, Inc.	16,233	623,834

Ventas, Inc.	20,042	982,860

Vornado Realty Trust	8,421	314,440

Welltower, Inc.	22,205	1,434,887

Weyerhaeuser Co.	39,580	1,327,117

		40,028,484

Real Estate Management & Development 0.1%
CBRE Group, Inc. “A”*	17,788	1,115,663

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	45

	Shares	Value ($)
Utilities 2.7%

Electric Utilities 1.7%

Alliant Energy Corp.	13,355	688,183

American Electric Power Co., Inc.	26,654	2,219,479

Duke Energy Corp.	39,511	3,617,627

Edison International	20,247	1,271,917

Entergy Corp.	10,716	1,069,886

Evergy, Inc.	12,479	692,709

Eversource Energy	18,267	1,580,278

Exelon Corp.	52,263	2,206,544

FirstEnergy Corp.	29,069	889,802

NextEra Energy, Inc.	105,249	8,119,960

NRG Energy, Inc.	13,431	504,334

Pinnacle West Capital Corp.	6,193	495,130

PPL Corp.	41,078	1,158,400

Southern Co.	56,745	3,485,845

Xcel Energy, Inc.	28,139	1,876,027

		29,876,121

Gas Utilities 0.0%
Atmos Energy Corp.	6,787	647,684

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	35,608	836,788

Multi-Utilities 0.8%

Ameren Corp.	13,281	1,036,715

CenterPoint Energy, Inc.	29,972	648,594

CMS Energy Corp.	15,422	940,896

Consolidated Edison, Inc.	18,402	1,329,913

Dominion Energy, Inc	43,820	3,295,264

DTE Energy Co.	10,362	1,258,050

NiSource, Inc.	21,072	483,392

Public Service Enterprise Group, Inc.	26,948	1,571,068

Sempra Energy	15,446	1,967,975

WEC Energy Group, Inc.	16,811	1,547,116

		14,078,983

Water Utilities 0.1%
American Water Works Co., Inc.	9,636	1,478,837
Total Common Stocks (Cost $476,222,410)		1,699,304,151

	Principal Amount ($)	Value ($)
Government & Agency Obligations 0.2%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.11%**, 1/28/2021 (b) (Cost $2,659,781)	2,660,000	2,659,898

The accompanying notes are an integral part of the financial statements.

46	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (c) (d) (Cost $2,228,289)	2,228,289	2,228,289

Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.08% (c) (Cost $26,880,974)	26,880,974	26,880,974

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $507,991,454)	100.1	1,731,073,312
Other Assets and Liabilities, Net	(0.1)	(938,689)

Net Assets	100.0	1,730,134,623

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purc- hases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (c) (d)
6,277,602	—	4,049,313	(e)	—	—	19,857	—	2,228,289	2,228,289
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.08% (c)
35,012,360	256,140,037	264,271,423		—	—	70,989	—	26,880,974	26,880,974
41,289,962	256,140,037	268,320,736		—	—	90,846	—	29,109,263	29,109,263

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $2,297,561, which is 0.1% of net assets.

(b)	At December 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $148,490.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	47

At December 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/19/2021	163	29,985,663	30,552,720	567,057

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$1,699,304,151	$—	$—	$1,699,304,151
Government & Agency Obligations	—	2,659,898	—	2,659,898
Short-Term Investments (f)	29,109,263	—	—	29,109,263
Derivatives (g)
Futures Contracts	567,057	—	—	567,057
Total	$1,728,980,471	$2,659,898	$—	$1,731,640,369

(f)	See Investment Portfolio for additional detailed categorizations.

(g)	Derivatives include unrealized appreciation on open futures contracts.

The accompanying notes are an integral part of the financial statements.

48	|	Deutsche DWS Equity 500 Index Portfolio

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $478,882,191) — including $2,297,561 of securities loaned	$1,701,964,049
Investment in DWS Government & Agency Securities Portfolio (cost $2,228,289)*	2,228,289
Investment in DWS Central Cash Management Government Fund (cost $26,880,974)	26,880,974
Dividends receivable	1,246,123
Interest receivable	3,064
Receivable for variation margin on futures contracts	200,531
Other assets	31,775
Total assets	1,732,554,805

Liabilities
Payable upon return of securities loaned	2,228,289
Accrued management fee	72,306
Accrued Trustees’ fees	6,987
Other accrued expenses and payables	112,600
Total liabilities	2,420,182
Net assets, at value	$1,730,134,623

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $148,490.

The accompanying notes are an integral part of the financial statements.

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Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $145,595)	$29,105,009
Interest	17,100
Income distributions — DWS Central Cash Management Government Fund	70,989
Securities lending income, net of borrower rebates	19,857
Total income	29,212,955
Expenses:

Management fee	786,520
Administration fee	471,912
Custodian fee	24,147
Professional fees	94,954
Reports to shareholders	22,339
Trustees’ fees and expenses	44,606
Other	67,673
Total expenses	1,512,151
Net investment income (loss)	27,700,804

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	146,170,281
Futures	4,941,301
151,111,582
Change in net unrealized appreciation (depreciation) on:

Investments	88,819,416
Futures	130,695
88,950,111
Net gain (loss)	240,061,693
Net increase (decrease) in net assets resulting from operations	$267,762,497

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:

Net investment income (loss)	$27,700,804	$30,945,574
Net realized gain (loss)	151,111,582	118,067,245
Change in net unrealized appreciation (depreciation)	88,950,111	281,881,267
Net increase (decrease) in net assets resulting from operations	267,762,497	430,894,086
Capital transactions in shares of beneficial interest:

Proceeds from capital invested	62,270,039	53,308,201
Value of capital withdrawn	(292,415,144)	(248,400,566)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(230,145,105)	(195,092,365)
Increase (decrease) in net assets	37,617,392	235,801,721
Net assets at beginning of period	1,692,517,231	1,456,715,510

Net assets at end of period	$1,730,134,623	$1,692,517,231

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Deutsche DWS Equity 500 Index Portfolio

	Years Ended December 31,
	2020	2019	2018	2017	2016

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,730	1,693	1,457	1,788	1,689
Ratio of expenses (%)	.10	.10	.10	.10	.10
Ratio of net investment income (%)	1.76	1.93	1.90	1.93	2.14
Portfolio turnover rate (%)	4	3	3	6	3
Total investment return (%)[a]	18.15	31.34	(4.09)[b]	21.62	11.75

[a]	Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

52	|	Deutsche DWS Equity 500 Index Portfolio

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company organized as a New York trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio has two affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2020, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 65% and 35%, respectively, of the Portfolio.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked

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quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Portfolio’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Portfolio to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Portfolio continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral

54	|	Deutsche DWS Equity 500 Index Portfolio

with the Portfolio consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2020, the Portfolio invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Portfolio is not able to recover securities lent, the Portfolio may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2020

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$2,228,289	$—	$—	$148,490	$2,376,779
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$2,376,779

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

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At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $541,068,672. The net unrealized appreciation for all investments based on tax cost was $1,190,004,640. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,244,505,300 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $54,500,660.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2020, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the

56	|	Deutsche DWS Equity 500 Index Portfolio

futures contract. Subsequent payments (“variation margin”) are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2020 is included in a table following the Portfolio’s Investment Portfolio. For the year ended December 31, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $18,759,000 to $38,774,000.

The following table summarizes the value of the Portfolio’s derivative instruments held as of December 31, 2020 presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$567,057

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (b)	$4,941,301

The above derivative is located in the following Statement of Operations account:

(b)	Net realized gain (loss) from futures

Deutsche DWS Equity 500 Index Portfolio	|	57

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (c)	$130,695

The above derivative is located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $54,567,282 and $241,324,629, respectively.

D. Related Parties

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio’s sub-advisor. Northern Trust Investments, Inc. (“NTI”) serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.05% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $471,912, of which $43,383 is unpaid.

Other Service Fee. Under an agreement with the Portfolio, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2020, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,458, of which $433 is unpaid.

Trustees’ Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

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Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Portfolio indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Portfolio equal to the amount of the investment management fee payable on the Portfolio’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2020.

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the

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circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

60	|	Deutsche DWS Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Deutsche DWS Equity 500 Index Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not

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required to have, nor were we engaged to perform, an audit of the Portfolio’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

62	|	Deutsche DWS Equity 500 Index Portfolio

Advisory Agreement Board Considerations and Fee Evaluation

DWS S&P 500 Index Fund (the “Fund”), a series of Deutsche DWS Institutional Funds, invests substantially all of its assets in Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”) in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the “Portfolio Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between DIMA and Northern Trust Investments, Inc. (“NTI”), and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the “Fund Agreement” and together with the Portfolio Agreement and the Sub-Advisory Agreement, the “Agreements”) in September 2020. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the “Board” or “Trustees.”

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution

DWS S&P 500 Index Fund	|	63

agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Portfolio and the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including NTI. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct

64	|	DWS S&P 500 Index Fund

(“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Portfolio’s sub-advisory fee schedule, the Fund’s operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered

DWS S&P 500 Index Fund	|	65

differences between the Portfolio and the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Portfolio and the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Portfolio. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Portfolio’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. In this regard, the Board observed that while the Portfolio’s and the Fund’s current investment management fee schedule does not include breakpoints, the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

66	|	DWS S&P 500 Index Fund

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA and NTI related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Portfolio’s and the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination,

DWS S&P 500 Index Fund	|	67

the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

68	|	DWS S&P 500 Index Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

DWS S&P 500 Index Fund	|	69

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

70	|	DWS S&P 500 Index Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

DWS S&P 500 Index Fund	|	71

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

72	|	DWS S&P 500 Index Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS S&P 500 Index Fund	|	73

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

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Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SXPAX	SXPCX	SCPIX
CUSIP Number	25159R 700	25159R 882	25159R 874
Fund Number	1001	1301	2301

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SXPRX
CUSIP Number	25159R 841
Fund Number	1621

DWS S&P 500 Index Fund	|	75

DSPF500IF-2

(R-025784-10 2/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Equity 500 Index Portfolio

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$41,433	$0	$8,700	$0
2019	$41,433	$0	$9,457	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,700	$650,763	$0	$659,463
2019	$9,457	$740,482	$0	$749,939

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Equity 500 Index Portfolio

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2021